EXECUTION VERSION

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDED AND RESTATED SECURITIES ACCOUNT CONTROL AND CUSTODIAN AGREEMENT

Among

CLMG CORP.,
as Administrative Agent

WHITE EAGLE ASSET PORTFOLIO, LP, as the Borrower

WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as Securities Intermediary

And
WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as Custodian

Dated as of January 31, 2017

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Section 5.1    Representations, Warranties and Covenants of the Securities
Intermediary .....................................................................................................29
Section 5.2    Special Provisions Relating to the Securities Intermediary .............................30

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER
AND THE ADMINISTRATIVE AGENT ......................................................34

DOC ID - 25492150.3 -i-

(continued)

Section 7.7    Governing Law; Consent to Jurisdiction; Waiver of Objection to

Exhibit A Loan Agreement
Exhibit B Pledged Accounts
Exhibit C Form of Entitlement Order
Exhibit D-1 Form of Entitlement Order Prior to the Termination Date (Prior to the
Occurrence of an Event of Default)

Exhibit D-2	Form of Entitlement Order Prior to the Termination Date (After Occurrence of an Event of Default)
Exhibit D-3 Form of Entitlement Order On or After the Termination Date
Exhibit E Limited Recourse Language Exhibit F Authorized Representatives Exhibit G Reserved
Exhibit H Form of Custodial Package Release Instruction
Exhibit I-1 Form of Custodian’s Policy Receipt Letter
Exhibit I-2 Form of Custodian’s Custodial Package Index Receipt Letter
Exhibit I-3 Form of Custodian’s Policy Delivery Exception Policy Receipt Letter
Exhibit J Reserved
Exhibit K Reserved
Exhibit L-1 Form of Policy Confirmation (For Each Advance Date other than the Advance
Date for Initial Advance)
Exhibit L-2    Form of Policy Confirmation (For the Advance Date for the Initial Advance) Exhibit L-3    Form of Change Form Confirmation (For the Initial Advance)
Exhibit M Form of Custodial Package Index
Exhibit N Form of Custodial Package Receipt
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(continued)

Schedule I    Initial Advance Policies
Schedule II    Additional Advance Policies
Schedule III    Policy Illustrations Older than 365 Days
Schedule IV    Beneficiary Pledge Agreement or Security Agreement Policies
Schedule V    Letter of Competency Exception Policies
Schedule VI    Spousal Consent Exception Policies (Tertiary Files) Schedule VII    Reserved
Schedule VIII    Death Certificate Authorization Exception Policies
Schedule IX    Seller W-9 Exception Policy
Schedule X    Physician’s Statement Exception Policies
Schedule XI    Spousal Consent/Release Exception Policies (Life Settlement Files) Schedule XII    HIPAA and DCA or POA w/ MRR
Schedule XIII    Life Settlement Contract or Premium Finance Loan Agreement Exception
Policies
Schedule XIV    Insured's ID Exception Policies
Schedule XV    Seller's ID
Schedule XVI    Insured’s Application Exception Policies
Schedule XVII    Change Form Exception Policies
Schedule XVIII    Contacts for the Insured Exception Policies Schedule XIX    Original Policy or Duplicate Exception Policies Schedule XX    Annual Policy Statement Exception Policies Schedule XXI    Life Settlement Application Exception Policies
Schedule XXII    Application and Loan Agreement Exception Policies (Imperial Premium
Finance)
Schedule XXIII    Red Falcon Policies

-iii-
DOC ID - 25492150.3

SECOND AMENDED AND RESTATED SECURITIES ACCOUNT CONTROL AND CUSTODIAN AGREEMENT

This SECOND AMENDED AND RESTATED SECURITIES ACCOUNT CONTROL AND CUSTODIAN AGREEMENT, dated as of January 31, 2017 (this “Agreement”), is entered into by and among:

(i)    CLMG CORP., a Texas corporation, as the administrative agent for the Lenders
(as defined herein) (in such capacity, the “Administrative Agent”),

(ii)    WHITE EAGLE ASSET PORTFOLIO, LP, a Delaware limited partnership (the
“Borrower”,

(iii) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association (“Wilmington”), in its capacity as the securities intermediary maintaining the Pledged Accounts (as defined herein) (the “Securities Intermediary”), and

(iv) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity hereunder but solely as custodian (in such limited capacity, the “Custodian”).

RECITALS:

WHEREAS, on May 16, 2014, the Borrower converted from being a Delaware limited liability company to a Delaware limited partnership;

WHEREAS, the parties hereto desire to amend, restate and supersede in its entirety the
Amended and Restated Securities Account Control and Custodian Agreement, dated as of May 16, 2014, by and among the Borrower, the Administrative Agent, the Securities Intermediary and the Custodian (as amended, the “Original Agreement”);

WHEREAS, the Borrower, the financial institutions parties thereto as lenders (the “Lenders”), the Administrative Agent, Lamington Road Bermuda Ltd., as Portfolio Manager (as defined in the Loan Agreement) and Imperial Finance & Trading, LLC, as initial Servicer, Initial Portfolio Manager and Guarantor (each as defined in the Loan Agreement), have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of January 31, 2017, a copy of which is attached hereto at Exhibit A (such agreement, as it may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms, the “Loan Agreement”);

WHEREAS, pursuant to Sections 5.1(a) of the Loan Agreement, the Borrower is required to establish and is required to maintain, in the name of the Borrower, the Collection Account (as defined herein) with the Securities Intermediary bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties (as defined in the Loan Agreement) until all the Obligations (as defined in the Loan Agreement) (including, without limitation, the Aggregate Participation Interest (as defined

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

in the Loan Agreement)) have been paid in full in cash, satisfied in full and discharged, which
Collection Account at all times shall be subject to this Agreement;

WHEREAS, pursuant to Sections 5.1(b) of the Loan Agreement, the Borrower is required to establish and is required to maintain, in the name of the Borrower, the Payment Account (as defined herein) with the Securities Intermediary bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties until all the Obligations (including, without limitation, the Aggregate Participation Interest) have been paid in full in cash, satisfied in full and discharged, which Payment Account at all times shall be subject to this Agreement;

WHEREAS, pursuant to Sections 5.1(c) of the Loan Agreement, the Borrower is required to establish and is required to maintain, in the name of the Borrower, the Borrower Account (as defined herein) with the Securities Intermediary bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties until all the Obligations (including, without limitation, the Aggregate Participation Interest) have been paid in full in cash, satisfied in full and discharged, which Borrower Account at all times shall be subject to this Agreement;

WHEREAS, pursuant to the Loan Agreement, the Borrower is required to establish and is required to maintain, in the name of the Borrower, the Escrow Account (as defined herein) with the Securities Intermediary bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties until all the Obligations (including, without limitation, the Aggregate Participation Interest) have been paid in full in cash, satisfied in full and discharged, which Escrow Account at all times shall be subject to this Agreement;

WHEREAS, pursuant to Section 2.6(a) of the Loan Agreement, the Borrower has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing, first priority security interest in, and assignment of, all of the Borrower’s right, title and interest in, to and under, whether now or hereafter owned, existing or arising, the Collection Account, the Payment Account, the Borrower Account, the Escrow Account and the Policy Account (including the Pledged Policies credited thereto) designated and maintained by the Securities Intermediary for the crediting and debiting of Pledged Policies for the benefit of the Administrative Agent in accordance with this Agreement; and

WHEREAS, Securities Intermediary has established and maintained pursuant to the Original Agreement and shall continue to maintain the Borrower Account, the Collection Account, the Payment Account, the Policy Account and the Escrow Account, in accordance with and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements herein, the Borrower, the Securities Intermediary, the Custodian and the Administrative Agent hereby agree as follows:

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

ARTICLE I
DEFINITIONS AND INTERPRETIVE PROVISIONS Section 1.1    Definitions; Interpretive Provisions.
(a) Whenever used in this Agreement, unless the context otherwise requires, capitalized terms shall have the meanings set forth below, or, if not defined in this Agreement, as defined in the Loan Agreement:
“Authorized Representatives” has the meaning set forth in Section 4.2 hereof. “Borrower Account” has the meaning set forth in Section 2.1(a) hereof.

“Claim” has the meaning set forth in Section 5.2(e) hereof.

“Collection Account” has the meaning set forth in Section 2.1(b) hereof.

“Custodial Package Index” has the meaning set forth in Section 4.7(b)(ii) hereof.

“Custodial Package Release Instruction” has the meaning set forth in Section 4.7(e hereof.

“Death Benefit” means with respect to any Policy, the face amount of such Policy.

“Entitlement Order” means an entitlement order as defined in Section 8-102(a)(8) of the UCC).

“Excepted Persons” has the meaning set forth in Section 7.10(a) hereof.

“Escrow Account” has the meaning set forth in Section 2.1(e) hereof.

“Fee and Indemnification Agreement” means that certain Amended and Restated Fee and Indemnification Agreement, dated as of May 16, 2014, among the Borrower, Imperial Holdings Inc. and Wilmington Trust, National Association, setting forth, among other things, the fees of the Securities Intermediary and the Custodian.

“Indemnified Bank Person” has the meaning set forth in Section 5.2(e) hereof.

“Loan Agreement” has the meaning set forth in the Recitals.

“Loss” means any loss, liability, claim, damage, penalty, fine, forfeiture and any reasonable related cost and expense, including reasonable fees and expenses of counsel and reasonable expenses of litigation.

“Payment Account” has the meaning set forth in Section 2.1(c) hereof

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

“Pledged Accounts” means collectively the Collection Account, the Payment Account, the Policy Account, the Borrower Account and the Escrow Account.
“Pledged Financial Assets” has the meaning set forth in Section 2.2(a) hereof. “Policy Account” has the meaning set forth in Section 2.1(d) hereof.

“Responsible Officer” means when used with respect to the Securities Intermediary, any officer in the corporate trust office of the Securities Intermediary with direct responsibility for the administration of the Pledged Accounts, or to whom any trust account matter is referred because of his or her knowledge of or familiarity with a particular subject.

“Securities Intermediary Funds” mean any money market fund maintained with the Securities Intermediary or any of its Affiliates that is rated at least “AAm” or “AAmg” by S&P and “Aa2” by Moody’s (provided that there is no r-highlighter affixed to such rating).
“State” means any state of the United States, Puerto Rico or the District of Columbia. “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“United States” means the United States of America, its territories and possessions and areas subject to its jurisdiction.

(b) (i) a singular number includes the plural number and vice versa, (ii) references to this Agreement include all Exhibits and the Schedule hereto, (iii) references to words such as “herein”, “hereof”, “hereto” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as “Article I” or “Section 1.1” shall refer to the applicable Article or Section of this Agreement, (v) the term “include” and all variations thereof shall mean “include without limitation”, (vi) the term “or” shall include “and/or”, (vii) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (viii) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding”, and (ix) any reference to any statute, agreement, document, certificate or communication shall be to such statute, agreement, document, certificate or communication as from time to time amended, restated or re-enacted in compliance with the provisions thereof.
ARTICLE II ACCOUNTS
Section 2.1    Establishment of Accounts.

(a) Establishment of the Borrower Account. The Securities Intermediary has established and maintained and shall continue to maintain, in its capacity as Securities Intermediary, at its office at 300 Park Street, Suite 390, MC 106, Birmingham, Michigan 48009,

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

a non-interest bearing trust account, with account number 104671-001, which from and after the date hereof shall be maintained in the name of “WHITE EAGLE ASSET PORTFOLIO, LP FOR THE BENEFIT OF CLMG CORP., AS THE ADMINISTRATIVE AGENT” (such account and any successor account, the “Borrower Account”). Funds held in the Borrower Account shall not be invested by the Securities Intermediary.

(b) Establishment of the Collection Account. The Securities Intermediary has established, maintained and shall continue to maintain, in its capacity as Securities Intermediary, at its office at 300 Park Street, Suite 390, MC 106, Birmingham, Michigan 48009, a non-interest bearing trust account, with account number 104671-002, which shall be maintained in the name of “WHITE EAGLE ASSET PORTFOLIO, LP FOR THE BENEFIT OF CLMG CORP., AS ADMINISTRATIVE AGENT” (such account and any successor account, the “Collection Account”).

(c) Establishment of the Payment Account. The Securities Intermediary has established, maintained and shall continue to maintain, in its capacity as Securities Intermediary, at its office at 300 Park Street, Suite 390, MC 106, Birmingham, Michigan 48009, a non-interest bearing trust account, with account number 104671-004, which shall be maintained in the name of “WHITE EAGLE ASSET PORTFOLIO, LP FOR THE BENEFIT OF CLMG CORP., AS ADMINISTRATIVE AGENT” (such account and any successor account, the “Payment Account”). Funds held in the Payment Account, if any, shall not be invested by the Securities Intermediary.

(d) Establishment of the Policy Account. The Securities Intermediary has established, maintained and shall continue to maintain, in its capacity as Securities Intermediary, at its office at 300 Park Street, Suite 390, MC 106, Birmingham, Michigan 48009, a non-interest bearing trust account, with account number 104671-005, which shall be maintained in the name of “WHITE EAGLE ASSET PORTFOLIO, LP FOR THE BENEFIT OF CLMG CORP., AS ADMINISTRATIVE AGENT” (such account and any successor account, the “Policy Account”). Funds held in the Policy Account, if any, shall not be invested by the Securities Intermediary.

(e) Establishment of the Escrow Account. The Securities Intermediary has established, maintained and shall continue to maintain, in its capacity as Securities Intermediary, at its office at 300 Park Street, Suite 390, MC 106, Birmingham, Michigan 48009, a non-interest bearing trust account, with account number 104671-003, which shall be maintained in the name of “WHITE EAGLE ASSET PORTFOLIO, LP FOR THE BENEFIT OF CLMG CORP., AS ADMINISTRATIVE AGENT” (such account and any successor account, the “Escrow Account”).

(f) Investments of the Collection Account and Escrow Account. Funds at any time held in the Collection Account or the Escrow Account may be invested and reinvested only in Permitted Investments in accordance with written instructions of the Borrower (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case such written instructions must be executed only by the Administrative Agent and delivered to the Securities Intermediary). If any of such funds in the

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Collection Account or the Escrow Account are to be invested in the Securities Intermediary Funds, such written instructions shall include an executed copy of an investment direction and disclosure document in a form acceptable to the Securities Intermediary (the “Investment Direction”) (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default in which case such written instructions and Investment Direction shall be executed only by the Administrative Agent and delivered to the Securities Intermediary (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions and Investment Direction)). In the absence of any such written instructions from the Borrower to the Securities Intermediary (or if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case the absence of any such written instructions from the Administrative Agent to the Securities Intermediary) funds held in the Collection Account or the Escrow Account shall be invested in Permitted Investments described in clause (a) of the definition thereof. The Borrower shall ensure that each investment made pursuant to this Section 2.1(f) on any date with respect to the Collection Account or the Escrow Account shall mature or be available not later than the Business Day preceding the Distribution Date after the day on which such investment is made, except that the Borrower shall ensure that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date.

The Securities Intermediary shall deliver to the Borrower and the Administrative Agent prospectuses and other disclosure documents related to each Securities Intermediary Fund as requested in writing by the Borrower or the Administrative Agent. All earnings on investments of the funds in the Collection Account or the Escrow Account, respectively, and shall be disbursed by the Securities Intermediary in accordance with the terms of this Agreement. Each of the Borrower and the Administrative Agent understands and agrees that investments in the Securities Intermediary Funds are not obligations or recommendations of, or endorsed or guaranteed by, the Securities Intermediary or its affiliates and are not insured by the Federal Deposit Insurance Corporation. Each of the Borrower and the Administrative Agent understands and agrees that the Securities Intermediary and its affiliates provide various services for the Securities Intermediary Funds and are paid fees for such services. Similarly, each of the Borrower and the Administrative Agent understands and agrees that proceeds of the sale of investments of the funds in the Collection Account and the Escrow Account will be deposited by the Securities Intermediary into the Collection Account and the Escrow Account, as applicable, on the Business Day on which the Securities Intermediary receives appropriate instructions from the Borrower (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case the Securities Intermediary receives appropriate instructions from the Administrative Agent), if received by the Securities Intermediary prior to the deadline for same day sale of such Permitted Investments. If the Securities Intermediary receives such instructions from the Borrower or the Administrative Agent after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Securities Intermediary into the Collection Account or the Escrow Account, as applicable, on the next succeeding Business Day. All amounts earned on the funds deposited in the Collection Account shall constitute Available Amounts. Each of the Borrower and the

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Administrative Agent acknowledges and agrees that the Securities Intermediary is not providing investment supervision, recommendations, suitability or advice. It is expressly agreed and understood by each of the Borrower and the Administrative Agent that the Securities Intermediary shall not in any way whatsoever be liable for any losses on any investments, including without limitation, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to and consistent with this Agreement, except to the extent that such losses are solely the result of the Securities Intermediary’s gross negligence or willful misconduct. The parties agree that, for tax reporting purposes, all interest or other income from investment in the Collection Account and the Escrow Account shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service be reported as having been earned by the Borrower, whether or not income was disbursed during a particular year. Prior to closing, the Borrower shall provide the Securities Intermediary with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Securities Intermediary may request. Each of the Borrower and the Administrative Agent understands that if such tax reporting documentation is not provided and certified to the Securities Intermediary, the Securities Intermediary may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of monies or other property held by the Securities Intermediary pursuant to this Agreement.

Section 2.2    Pledged Accounts and Pledged Financial Assets.

(a) Each of the Pledged Accounts is an account maintained by the Securities Intermediary in the name of the Borrower for the benefit of the Administrative Agent, as expressly set forth herein, in each case as an Eligible Account identified in greater detail in Exhibit B hereto. The parties hereto acknowledge and agree that each of the Pledged Accounts is a “securities account” within the meaning of Section 8-501(a) of the UCC. The Securities Intermediary shall, subject to the terms of this Agreement including without limitation Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.1(d), Section 2.1(e), Section 2.1(f), Section 2.2(b) and Section 3.3, treat the Borrower and the Administrative Agent (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case the Securities Intermediary shall treat only the Administrative Agent) as entitled to exercise the rights relating to any cash, financial asset (including Policies) or proceeds thereof credited to a Pledged Account (the “Pledged Financial Assets”), and all securities or similar property underlying any financial assets that constitute Pledged Financial Assets shall be registered in the name of the Securities Intermediary, or endorsed to the Securities Intermediary or in blank, and all Policies that constitute Pledged Financial Assets shall be registered in the name of the Securities Intermediary, and in no case will any Pledged Financial Assets be registered in the name of the Borrower, nor shall any Pledged Financial Assets be payable to the order of the Borrower or endorsed to the Borrower, except to the extent the foregoing subsequently has been endorsed to the Securities Intermediary or in blank.

Section 2.3    Deposits into and Disbursements from Collection Account.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(a) The Securities Intermediary shall, within one (1) Business Day after its receipt, deposit into the Collection Account (i) all Death Benefits paid with respect to any Pledged Policy credited to the Policy Account, (ii) all proceeds from the sale or other disposition of any Pledged Policy credited to the Policy Account, (iii) any other assets that the Borrower from time to time contributes or transfers for deposit therein and (iv) any cash or other proceeds received with respect to any Pledged Policy credited to the Policy Account. Within one (1) Business Day after making such deposit, the Securities Intermediary shall provide written notice of such deposit to the Borrower, the Servicer and the Administrative Agent. The Net Proceeds (as identified to the Securities Intermediary by the Administrative Agent, which the Securities Intermediary shall have no duty to calculate or determine) of a sale of a Pledged Policy received by the Securities Intermediary shall be distributed in accordance with the joint written instructions of the Administrative Agent and the Borrower (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default in which case such written instructions shall be executed only by the Administrative Agent and delivered to the Securities Intermediary (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions)) within one (1) Business Day after the Securities Intermediary’s receipt of such written instructions.

(b) Unless and until the Securities Intermediary shall have received from the Administrative Agent written notice of an Unmatured Event of Default or Event of Default, on the Distribution Date following the Securities Intermediary’s receipt of a joint written instruction from the Borrower and the Administrative Agent (which instruction the Securities Intermediary shall in no event be required to act upon unless received five (5) or more days prior to such Distribution Date), the Securities Intermediary shall, in accordance with such joint written instruction, distribute all of the Available Amount then on deposit in the Collection Account and, on or after the date the Partial Repayment Date shall have occurred and the Securities Intermediary shall have received from the Administrative Agent written notice of the Partial Repayment Date, amounts on deposit in the Escrow Account and the Available Amount then on deposit in the Collection Account, in each case, in accordance with such joint written instruction, unless an Alternative Information Notice (which the Administrative Agent shall label or title as such) shall have been received by the Securities Intermediary and the Borrower (which receipt by the Borrower the Securities Intermediary shall have no duty to confirm) from the Administrative Agent or the Required Lenders (as confirmed by the Administrative Agent) prior to such Distribution Date, in which case the Securities Intermediary shall distribute all of the Available Amount then on deposit in the Collection Account in accordance with the Alternative Information Notice; provided that the Borrower shall not have objected to such Alternative Information Notice in writing within one (1) Business Day of the Securities Intermediary’s receipt thereof, such objection to be evidenced by a written notice delivered to each of the Administrative Agent and the Securities Intermediary; provided further, that if the Borrower shall have failed to deliver written instruction to the Securities Intermediary six (6) or more days prior to a Distribution Date, the Administrative Agent acting alone may instruct the Securities Intermediary to distribute all of the Available Amount then on deposit in the Collection Account and, if the Administrative Agent determines is applicable, amounts on deposit in the Escrow

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Account. In the event that the Borrower shall have objected to such Alternative Information Notice in accordance with this Section 2.3(b), then the Borrower and the Administrative Agent shall negotiate in good faith to resolve such objection within five (5) days, and the amount subject to such objection shall be retained in the Collection Account and distributed by the Securities Intermediary as follows: (i) if such objection is resolved, on the Business Day following the date on which such objection is resolved (which the Securities Intermediary shall have no duty to determine), in which case such amounts shall be distributed in accordance with written instructions executed by both the Borrower and the Administrative Agent or (ii) if such objection is not resolved (which the Securities Intermediary shall have no duty to determine), on the first Business Day following the day that is five (5) days following the date on which the Borrower objects to the Alternative Information Notice, in which case such amounts shall be distributed in accordance with the relevant Alternative Information Notice. Notwithstanding the foregoing sentence, the Securities Intermediary shall distribute any amounts it is instructed to distribute within one (1) Business Day of its receipt of the joint written instructions described in clause (i) or the relevant Alternative Information Notice described in clause (ii) of the immediately preceding sentence; provided, however, that the Securities Intermediary shall in no event be required to make any payment of premiums to any Issuing Insurance Company in accordance with such written instructions or Alternative Information Notice less than three (3) Business Days after the Securities Intermediary’s receipt of such written instructions or Alternative Information Notice.

(c) If the Securities Intermediary shall have received from the Administrative Agent written notice of an Unmatured Event of Default or Event of Default but shall not have received a Cure Notice from the Administrative Agent with respect to such Unmatured Event of Default or Event of Default, the Securities Intermediary shall distribute all of the Available Amount then on deposit in the Collection Account and, on or after the date the Partial Repayment Date shall have occurred and the Securities Intermediary shall have received from the Administrative Agent written notice of the Partial Repayment Date, amounts on deposit in the Escrow Account and the Available Amount then on deposit in the Collection Account, in each case, in accordance with the written instructions executed solely by the Administrative Agent (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions). Notwithstanding any other provision hereof or any other agreement to the contrary, the Securities Intermediary shall not be deemed to have knowledge of any Unmatured Event of Default, Event of Default or Partial Repayment Date unless it has received a written notice from the Administrative Agent specifying that an Unmatured Event of Default, Event of Default or Partial Repayment Date, as the case may be, has occurred, and shall have no duty with respect to any such Unmatured Event of Default, Event of Default or Partial Repayment Date, except as expressly set forth in this Agreement. In making distributions required under this Section 2.3, the Securities Intermediary shall be entitled to rely absolutely and exclusively upon the information in the latest written instructions of the Administrative Agent (including any Alternative Information Notice), acting alone, or in the latest joint written instructions of the Administrative Agent and the Borrower, as applicable, received by it pursuant to this Section 2.3 prior to the applicable date on which funds are to be distributed hereunder.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Section 2.4 Payment Account. The Securities Intermediary shall distribute amounts on deposit in the Payment Account in accordance with the written instructions of the Borrower (a copy of which the Borrower shall concurrently send to the Administrative Agent; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions) or from the Servicer in relation to the payment of Premiums (a copy of which the Borrower shall cause the Servicer to concurrently send to the Administrative Agent; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions), which amount shall be used for the purposes set forth in Section 2.8 of the Loan Agreement and in the related Borrowing Request (which the Securities Intermediary shall have no duty to determine).

Section 2.5    Policy Account. On each of the Initial Closing Date and December 29,
2016, the Borrower delivered or caused to be delivered one or more Policies to the Securities Intermediary, and the Borrower, in accordance with Section 3.3(a), instructed the Securities Intermediary to credit such Policy or Policies to the Policy Account, which instructions were substantially in the form of the entitlement order attached as Exhibit C hereto and also signed by the Administrative Agent. On any other date agreed to by the Administrative Agent pursuant to an Additional Policy Advance Acceptance, the Borrower shall deliver or cause to be delivered one or more Policies to the Securities Intermediary, and the Borrower shall, in accordance with Section 3.3(a), instruct the Securities Intermediary to credit such Policy or Policies to the Policy Account, which instructions shall be substantially in the form of the entitlement order attached as Exhibit C hereto and also signed by the Administrative Agent. The Securities Intermediary shall receive and accept for credit to the Policy Account such Policies and any other assets that the Borrower from time to time contributes or transfers for deposit therein in accordance with an entitlement order. The Securities Intermediary may not debit or release Policies from the Policy Account except in connection with Section 3.3(b) or 4.6 hereof. Within two (2) Business Days of the date on which one or more Policies are credited to the Policy Account pursuant to the terms hereof, the Securities Intermediary shall deliver a written confirmation thereof to the Borrower and the Administrative Agent. On each Advance Date (other than the Advance Date for the Initial Advance), the Securities Intermediary shall deliver a written notice to the Borrower and the Administrative Agent, substantially in the form attached hereto as Exhibit L-1, which notice shall identify each Policy (i) which has been credited to the Policy Account, (ii) for which the Securities Intermediary has received an Acknowledgement, (iii) for which the Securities Intermediary, in accordance with Section 4.3(a)(xi) at the prior written direction of the Administrative Agent, has previously delivered a fully executed copy of the related collateral assignment, naming the Administrative Agent as collateral assignee, to the related Issuing Insurance Company, (iv) for which the Securities Intermediary has received written confirmation from the Insurance Consultant that the Insurance Consultant has confirmed that the related Issuing Insurance Company has orally acknowledged to the Insurance Consultant that it has accepted third-party authorization forms that name the Insurance Consultant as an authorized party to request information from such Insurance Company and (v) for which the Securities Intermediary has received a purportedly completed Change Form and which has been executed by the Securities Intermediary in blank; provided, that, the Securities Intermediary shall only be obligated to deliver such written notice if the Administrative Agent has given the Securities

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Intermediary written notice at least five (5) Business Days prior to such Advance Date of the specific date on which such Advance Date shall occur. On the Advance Date for the Initial Advance, the Securities Intermediary delivered a written notice to the Borrower and the Administrative Agent, substantially in the form attached hereto as Exhibit L-2, which notice identified each Policy (i) which had been credited to the Policy Account, (ii) for which the Securities Intermediary had received an Acknowledgement, (iii) for which the Securities Intermediary, in accordance with Section 4.3(a)(xi) at the prior written direction of the Administrative Agent, had previously delivered a fully executed copy of the related collateral assignment, naming the Administrative Agent as collateral assignee, to the related Issuing Insurance Company and (iv) for which the Securities Intermediary had received written confirmation from the Insurance Consultant that the Insurance Consultant has confirmed that the related Issuing Insurance Company had orally acknowledged to the Insurance Consultant that it had accepted third-party authorization forms that name the Insurance Consultant as an authorized party to request information from such Insurance Company. With respect to each Advance Date (other than the Advance Date for the Initial Advance), the Borrower shall complete and deliver or cause the Servicer to complete and deliver, in each case, at least five (5) Business Days prior to such Advance Date, complete but unsigned Change Forms, to be executed by the Securities Intermediary in blank for each Policy to be credited to the Policy Account on such Advance Date. The Securities Intermediary shall execute any such Change Forms in accordance with the Borrower’s or Servicer’s written instructions where the Borrower or the Servicer has indicated a signature block for the Securities Intermediary and deliver copies of such Change Forms to the Administrative Agent. On each Advance Date (other than the Advance Date for the Initial Advance), the Securities Intermediary shall hold such Change Forms delivered to it by the Borrower or the Servicer and executed by it in blank with respect to each Policy to be credited to the Policy Account on such Advance Date for the benefit of the Administrative Agent. Within two (2) Business Days of the Initial Closing Date, the Borrower completed and delivered or caused the Initial Servicer to complete and deliver, complete but unsigned Change Forms, to be executed by the Securities Intermediary in blank for each Policy which was credited to the Policy Account on the Initial Closing Date. The Securities Intermediary executed such Change Forms in accordance with the Borrower’s or Initial Servicer’s written instructions where the Borrower or the Initial Servicer indicated a signature block for the Securities Intermediary and delivered copies of such Change Forms to the Administrative Agent. On and after the date of its receipt of such Change Forms, the Securities Intermediary held and shall continue to hold such Change Forms delivered to it by the Borrower or the Initial Servicer and executed by it in blank for the benefit of the Administrative Agent. Within five (5) Business Days of its receipt of such Change Forms, the Securities Intermediary delivered a written notice to the Borrower and the Administrative Agent, substantially in the form attached hereto as Exhibit L-3, which notice identified each Policy for which the Securities Intermediary had received a purportedly completed Change Form and which had been executed by the Securities Intermediary in blank. If any form of any Change Form previously delivered to the Securities Intermediary is subsequently changed by any Issuing Insurance Company, at the Administrative Agent’s request, the Borrower shall deliver or cause the Servicer to complete and deliver within five (5) Business Days of such request, complete but unsigned updated Change Forms for the related Pledged Policies. The Securities Intermediary shall execute such Change Forms in accordance with the

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Borrower’s or the Servicer’s written instructions where the Borrower or the Servicer has indicated a signature block for the Securities Intermediary and deliver copies of such Change Forms to the Administrative Agent. On and after the date of its receipt of such Change Forms, the Securities Intermediary shall hold such Change Forms to be executed by it in blank for the benefit of the Administrative Agent. If the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default but shall not have received a Cure Notice from the Administrative Agent with respect to such Event of Default, then the Securities Intermediary shall deliver all Change Forms previously delivered to it to the Administrative Agent for completion and then the Administrative Agent may complete such Change Forms and deliver such completed Change Forms either to the applicable Issuing Insurance Companies or to the Securities Intermediary. If the Administrative Agent delivers such completed Change Forms to the Securities Intermediary, upon receipt of such completed (which the Securities Intermediary shall have no duty to determine) Change Forms from the Administrative Agent, the Securities Intermediary shall deliver such completed Change Forms to the applicable Issuing Insurance Companies as instructed in writing by the Administrative Agent. The Securities Intermediary shall deliver copies of all such completed Change Forms to the Borrower.

Section 2.6 Deposits into and Disbursements from Escrow Account. Within two (2) Business Days of its receipt thereof, the Securities Intermediary shall comply with any written instruction delivered by the Administrative Agent to the Securities Intermediary, with a copy to the Borrower, instructing the Securities Intermediary to withdraw funds from the Escrow Account and deposit such funds into the Borrower Account, the Collection Account or the Administrative Agent’s Account; provided that the Securities Intermediary shall not be obligated pursuant to any such written instruction to withdraw an amount greater than is on deposit in the Escrow Account.

Section 2.7 Consent of the Administrative Agent. The Administrative Agent authorizes the Securities Intermediary to take such actions with respect to the Pledged Accounts as are specified herein until such time as the Administrative Agent shall notify the Securities Intermediary in writing that all the Obligations (including, without limitation, the Aggregate Participation Interest) have been paid in full in cash, satisfied in full and discharged or otherwise to the contrary. Whenever the Securities Intermediary is required or permitted hereunder to take direction from the Borrower, with the consent of the Administrative Agent, in this Agreement, such consent shall mean the prior written consent of the Administrative Agent provided directly by the Administrative Agent to the Securities Intermediary. The Administrative Agent shall provide a copy of any such written consent to the Borrower.

Section 2.8 Pledged Accounts. Each Pledged Account shall be a non-interest bearing segregated trust account established with and maintained by the Securities Intermediary. If the Securities Intermediary is at any time not an Eligible Institution or the Securities Intermediary acquires actual knowledge that any Pledged Account is at any time not an Eligible Account, the Securities Intermediary shall promptly give notice thereof to the Borrower and the Administrative Agent. If the Securities Intermediary ceases to be an Eligible Institution, or any Pledged Account ceases to be an Eligible Account, to the extent so directed by the Administrative Agent, at the sole expense of the Borrower, such Pledged Account then

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

maintained with the Securities Intermediary shall be moved to a successor Securities Intermediary which is able to maintain such account as an Eligible Account, which shall be an Eligible Institution selected by the Administrative Agent, and so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, with the prior written approval of the Borrower.

Section 2.9 Borrower Account. Unless and until the Securities Intermediary shall have received from the Administrative Agent written notice of an Unmatured Event of Default or Event of Default, the Securities Intermediary shall distribute amounts on deposit in the Borrower Account in accordance with the written instructions of the Borrower (a copy of which the Borrower shall concurrently send to the Administrative Agent; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions) within three (3) Business Days after receipt of such instructions. If the Securities Intermediary shall have received from the Administrative Agent written notice of an Unmatured Event of Default or Event of Default, the Securities Intermediary shall distribute amounts on deposit in the Borrower Account in accordance with the written instructions of the Administrative Agent within three (3) Business Days after receipt of such instructions.

ARTICLE III
GRANT OF SECURITY INTEREST IN PLEDGED ACCOUNTS Section 3.1    Security for Obligations.
(a) The Borrower hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien on and security interest in, all of the Borrower’s right, title and interest in, the Pledged Accounts, and all related Pledged Financial Assets, cash or other financial assets on deposit therein or credited thereto to secure the related Obligations (including, without limitation, the Aggregate Participation Interest). The Borrower hereby notifies the Securities Intermediary of the pledge created over the Pledged Accounts, all related Pledged Financial Assets and, by signing this Agreement, the Securities Intermediary acknowledges receipt of such notification.

The security interest created hereby in the Pledged Accounts and the security entitlements therein constitutes continuing collateral security for all the Obligations (including, without limitation, the Aggregate Participation Interest), whether now existing or hereafter incurred.

Section 3.2 Financial Assets Election. The Securities Intermediary hereby agrees that any Policies, cash, all funds, investments and proceeds thereof held in and credited to a Pledged Account shall be treated for all purposes as a “financial asset” within the meaning of Section 8-
102(a)(9) of the UCC.

Section 3.3 Entitlement Orders. Prior to the date on which the Administrative Agent provides written notice to the Securities Intermediary that all the Obligations (including, without limitation, the Aggregate Participation Interest) have been paid in full in cash, satisfied in full

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

and discharged (such date, the “Termination Date”), (a) if the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default and the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) with respect to a Pledged Account issued by the Administrative Agent and the Borrower, the Securities Intermediary shall comply with such entitlement order, or (b) if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, and the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) with respect to a Pledged Account issued by the Administrative Agent (and the Administrative Agent shall send a copy of such “entitlement order” to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such “entitlement order”), the Securities Intermediary shall comply with such entitlement order without further consent of the Borrower. On and after the date on which the Securities Intermediary has received from the Administrative Agent written notice that the Termination Date has occurred, if the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) with respect to a Pledged Account issued by the Borrower, the Securities Intermediary shall comply with such entitlement order without further consent of the Administrative Agent. Without limiting the generality of the foregoing, the Securities Intermediary agrees to the following:

(a) The Securities Intermediary shall accept and credit to the Policy Account, Policies, set forth on Schedule I of an entitlement order substantially in the form attached hereto as Exhibit C, within one (1) Business Day of its receipt of (x) such entitlement order and (y) if any of such Policies are not already credited to a securities account maintained by the Securities Intermediary, a facsimile or other written acknowledgement from the related Issuing Insurance Company confirming that title to the applicable Policy is recorded as being held by “Wilmington Trust, National Association, as Securities Intermediary” or “Wilmington Trust, National Association” or a similar designation (each, an “Acknowledgement”), which Acknowledgement may be delivered to the Securities Intermediary by the applicable Issuing Insurance Company or any other party. The Securities Intermediary shall have no duty to take any action to obtain an Acknowledgement from any Issuing Insurance Company; provided that the Securities Intermediary shall cooperate, in accordance with the written direction of the Borrower, with the prior written consent of the Administrative Agent, or if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, at the written direction of the Administrative Agent acting alone (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written direction), in executing any completed change of ownership/beneficiary forms from Issuing Insurance Companies that require signature by the new owner of a Policy. Within two (2) Business Days of its receipt of an Acknowledgment, the Securities Intermediary shall deliver a copy thereof to the Administrative Agent and the Borrower.

(b) Prior to the Termination Date, the Securities Intermediary may not release any Policy from the Policy Account unless it receives an entitlement order executed by the Administrative Agent and the Borrower (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case the Securities

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Intermediary may not release any Policy from the Policy Account unless it receives an entitlement order executed by the Administrative Agent acting alone), substantially in the form attached hereto as Exhibit D-1 or D-2, as applicable, in which case, the Securities Intermediary shall release the Policies that are the subject of such entitlement order and debit the Policy Account, in accordance with such entitlement order, to or as directed by the Administrative Agent and the Borrower, acting jointly, or the Administrative Agent, acting alone, as applicable, in such entitlement order, in each case, within two (2) Business Days of its receipt of such entitlement order. On and after the Termination Date, the Securities Intermediary may not release any Policy from the Policy Account unless it receives an entitlement order executed by the Borrower, substantially in the form attached hereto as Exhibit D-3, in which case, the Securities Intermediary shall release the Policies that are the subject of such entitlement order and debit the Policy Account, in accordance with such entitlement order, to or as directed by the Borrower in such entitlement order within two (2) Business Days of its receipt of such entitlement order.

Section 3.4 Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary, in such capacity, has or subsequently obtains by agreement of the parties hereto, operation of law or otherwise a security interest in a Pledged Account, any security entitlement in a Pledged Account or any Pledged Financial Assets, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Administrative Agent on behalf of the Secured Parties. The financial assets and other items credited to or deposited in the Pledged Accounts will not be subject to deduction, set-off, banker’s lien or any other right in favor of the Securities Intermediary or (to the fullest extent permitted by law) any Person other than the Administrative Agent with respect to the Pledged Accounts.

Section 3.5 Choice of Law. The laws governing this Agreement shall be as set forth in Section 7.7 hereof. The Pledged Accounts (as well as the security entitlements related thereto) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of law principles that would apply the laws of another jurisdiction. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the location of the Securities Intermediary and the Pledged Accounts, and New York shall be deemed to be the jurisdiction of the Securities Intermediary as a “securities intermediary” for the purposes of and within the meaning of the UCC.

Section 3.6 Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary, in its capacity as Securities Intermediary, and the Borrower with respect to the Pledged Accounts or any security entitlements or other financial assets credited thereto (other than the standard and customary documentation with respect to the establishment and maintenance of the Pledged Accounts). Neither the Securities Intermediary nor the Borrower shall enter into any other agreement with respect to the Pledged Accounts, including but not limited to agreements for creation or perfection of any security interest in, or control of security entitlements maintained in, the Pledged Accounts, without the prior written consent of the Administrative Agent acting in its sole discretion. In the event of any conflict with respect to “control” over a Pledged Account between this Agreement (or any portion hereof) and any other existing or future agreement to

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

which any of the parties hereto is a party, such party agrees that the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and signed by all the parties hereto.

Section 3.7 Adverse Claims. Except for the claims and interest of the Administrative Agent and the Borrower in any Pledged Financial Assets, the Securities Intermediary on the date hereof has no actual knowledge of any claim to, or security interest in, the Pledged Accounts or in any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited thereto and does not have actual knowledge of any claim that any person other than the Administrative Agent has been given “control” of a Pledged Account or any such financial asset. If, to the actual knowledge of the Securities Intermediary, any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of “control”) against any financial asset carried in a Pledged Account, the Securities Intermediary shall notify the Borrower and the Administrative Agent thereof within two (2) Business Days of obtaining such actual knowledge.

For so long as any Pledged Financial Assets are credited to the Pledged Accounts, the Securities Intermediary shall maintain possession or control of all such Pledged Financial Assets and other property credited to the Pledged Accounts in its proprietary collateral tracking and safe keeping system. The Securities Intermediary shall segregate such Pledged Financial Assets from its proprietary assets and keep the Pledged Accounts free of any lien, charge or claim of any third party granted or created by the Securities Intermediary.

Section 3.8 Maintenance of Pledged Accounts. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3.3 hereof, the Securities Intermediary agrees to maintain the Pledged Accounts as follows:

(a) Except as expressly otherwise provided in this Agreement, on and after the Initial Closing Date and prior to the Termination Date, the Securities Intermediary agrees to take instructions with regards to all of the Pledged Accounts as follows: (a) if the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, at the direction of the Borrower and the Administrative Agent acting jointly, or (b) if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, at the direction of the Administrative Agent acting alone (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such direction). Without limiting the generality of the first sentence of this paragraph, prior to the Termination Date, the Securities Intermediary shall not permit any transfers, sales, exchanges or other transactions with respect to any Policy credited to the Policy Account or any other Pledged Financial Assets to be initiated by the Borrower acting alone or any representative of, or investment manager appointed by the Borrower acting alone or any of their respective Affiliates acting alone and the Securities Intermediary shall only follow all instructions given by any of the Authorized Representatives of the Administrative Agent and the Borrower acting jointly (unless the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, in which case the Securities

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Intermediary may permit any transfers, sales, exchanges or other transactions with respect to any Policy credited to the Policy Account or any other Pledged Financial Assets to be initiated by the Administrative Agent acting alone), including without limitation instructions for distribution or transfer of any Pledged Financial Assets in a Pledged Account to be made to the Administrative Agent.

(b) Prior to the Termination Date and so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, only the Administrative Agent and the Borrower acting jointly shall have the right to (i) direct the Securities Intermediary with respect to the voting of any Pledged Financial Assets with voting rights credited to any Pledged Account or (ii) direct the Securities Intermediary with respect to the sale, purchase, investment, exchange or transfer of Pledged Financial Assets held in a Pledged Account. Prior to the Termination Date, upon the receipt by the Securities Intermediary of written notice of an Event of Default from the Administrative Agent, only the Administrative Agent acting alone shall have the right to (i) direct the Securities Intermediary with respect to the voting of any Pledged Financial Assets with voting rights credited to any Pledged Account or (ii) direct the Securities Intermediary with respect to the sale, purchase, investment, exchange or transfer of Pledged Financial Assets held in a Pledged Account.

(c) The Securities Intermediary acknowledges that, prior to the Termination Date, in the event that it should come into possession of any certificate representing any securities or other assets held as Pledged Financial Assets in a Pledged Account, the Securities Intermediary shall register such certificate in the name of the Securities Intermediary or cause such certificate to be indorsed to the Securities Intermediary or indorsed in blank and shall retain possession of the same for the benefit of the Administrative Agent (and such act shall cause the Securities Intermediary to be deemed the collateral agent of and bailee for the Administrative Agent, if necessary) to perfect the Administrative Agent’s security interest in such securities or assets. Notwithstanding the foregoing, the standard of care to which the Securities Intermediary shall be held shall be as set forth in Section 5.2 hereof.

(d) No later than two (2) Business Days after its receipt thereof, the Securities Intermediary agrees to inform the Borrower, the Servicer, the Portfolio Manager and the Administrative Agent, in writing regarding any notifications or other correspondence the Securities Intermediary receives with respect to any Policy from any Issuing Insurance Company, Insured or other Person and, if such notification or correspondence is in writing, to deliver a copy of such notification or correspondence to the Borrower, the Servicer, the Portfolio Manager and the Administrative Agent.

(e) With respect to the Policies credited to the Policy Account, the Securities Intermediary shall provide online access to reports to the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer, of the inventory of Policies credited to the Policy Account, in accordance with Section 4.1.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

ARTICLE IV

MAINTENANCE OF PLEDGED ACCOUNTS AND POLICIES

Section 4.1 Notice of Pledged Account Activity. The Securities Intermediary shall make available to the Administrative Agent and the Borrower an electronic record of the cash balances held in the Pledged Accounts via on-line access. The Securities Intermediary hereby agrees to communicate electronically with the Borrower and the Administrative Agent. The Securities Intermediary warrants to the Administrative Agent and the Borrower that such electronic record will reflect accurately the cash and/or other assets held in the Pledged Accounts as of the end of the Business Day prior to the date accessed.

Section 4.2 Authorized Representatives. Attached as Exhibit F hereto is a list of the authorized representatives of the Administrative Agent, the Servicer, the Portfolio Manager and the Borrower as of the date hereof (the “Authorized Representatives”) authorized to give approvals or instructions under this Agreement, and the Securities Intermediary shall be entitled to rely on written communications (including in the form of electronic mail) from an Authorized Representative with respect to the rights and obligations of any such Person under this Agreement, until the earlier of the termination of this Agreement in accordance with the terms hereof or notification by an Authorized Representative of a change of Authorized Representatives.

Section 4.3    Duties with Respect to Pledged Financial Assets.

(a) In connection with holding Policies in the Policy Account and being the registered owner of such Policies as recorded by the Issuing Insurance Companies, the duties of the Securities Intermediary hereunder shall include, among the other things otherwise expressly set forth herein, the following:

(i) maintaining records of all payments made, and distributions received, in connection with the Pledged Policies;

(ii) responding to inquiries of the Administrative Agent, the Servicer, the Portfolio Manager and the Borrower as soon as practicable (and in any event within two (2) Business Days) regarding the Pledged Policies by providing any information within the actual knowledge of a Responsible Officer that is responsive to such inquiries;

(iii) upon receipt of a written claim form prepared by the Servicer, the Administrative Agent, the Portfolio Manager or the Borrower in respect of Death Benefits owed following the death of an Insured, filing the related claim form with the applicable Issuing Insurance Company within three (3) Business Days after confirmation from the Administrative Agent or the Servicer of the death of such Insured, instructing the Issuing Insurance Company to remit the Death Benefit to the Securities Intermediary or directly to the Collection Account and taking such other actions as instructed by the

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Administrative Agent, the Borrower, the Portfolio Manager or the Servicer to collect the
Death Benefits payable under any Pledged Policy;

(iv) if the Securities Intermediary receives a payment of Death Benefits from an Issuing Insurance Company, depositing such amount in the Collection Account within one (1) Business Day after receipt;

(v) subject to Section 4.5(a), providing to the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer by e-mail or in any other acceptable electronic format any correspondence, reports or illustrations received from any Issuing Insurance Company or Insured within three (3) Business Days after Security Intermediary’s receipt thereof;

(vi) delivering or causing to be delivered to the Servicer, the Borrower, the Portfolio Manager and the Administrative Agent, within two (2) Business Days after the Security Intermediary’s receipt thereof, a copy of each material written notice or other letter or document given by any Person relating to a Pledged Policy other than the Borrower in connection with a Pledged Policy or the Services provided by the Servicer under the Servicing Agreement;

(vii) delivering or causing to be delivered to the Servicer, the Borrower, the Portfolio Manager and the Administrative Agent, promptly upon (and in any event within three (3) Business Days after) Securities Intermediary’s receipt thereof, a copy of any written notice of any threatened or pending action by or before any Governmental Authority or purported arbitrator or any other Person (other than such notices received by the Securities Intermediary from the Servicer);

(viii) providing written notice to the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer of any assignment of Pledged Policies or other disposition of any Pledged Financial Assets within two (2) Business Days after such disposition;

(ix) cooperating with any efforts of the Servicer to obtain in force, life insurance policy illustrations with respect to Pledged Policies; provided, however, that the Securities Intermediary shall only be obligated to so reasonably cooperate if the Servicer first provides to the Securities Intermediary confirmation by telephone or electronic mail that it has made commercially reasonable efforts to obtain such illustrations from the Issuing Insurance Company using a document executed by the Securities Intermediary that provide the Servicer with third party authorization to request information;

(x) using commercially reasonable efforts to cooperate with any efforts to request from Issuing Insurance Companies updated account values, cash surrender values and verifications of coverage for any Pledged Policy as and when directed in writing by the Administrative Agent, the Borrower or the Servicer in substantially the form specified

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

in such written request, and upon receipt of such information, forwarding copies to the Administrative Agent, the Portfolio Manager and the Servicer within two (2) Business Days of the receipt thereof; provided, however, that the Securities Intermediary shall only be obligated to so reasonably cooperate if the Servicer, the Borrower or the Administrative Agent first provides to the Securities Intermediary confirmation by telephone or electronic mail that the Servicer has made commercially reasonable efforts to obtain such information from the Issuing Insurance Company using a document executed by the Securities Intermediary that provide the Servicer with third party authorization to request information.

(xi) With respect to the Policies set forth on the Initial Advance Lexington Schedule attached to the Loan Agreement, the Securities Intermediary, in accordance with the written instructions of the Borrower, executed where indicated by the Borrower, and, upon the prior written direction of the Administrative Agent, filed with the Issuing Insurance Companies indicated by the Borrower, collateral assignments, naming the Administrative Agent as collateral assignee, delivered to it by the Borrower that have been completed by the Borrower for each Policy credited to the Policy Account, together with third-party authorization forms permitting the Initial Servicer and the Insurance Consultant to communicate directly with such Issuing Insurance Companies in regards to all matters relating to such Pledged Policies, each as completed and delivered by, and with respect to which instructions have been received from, the Borrower. The Securities Intermediary provided copies of such executed third-party authorizations to the Administrative Agent and the Borrower. With respect to each such Policy, following receipt of any Issuing Insurance Company’s written confirmation to the Securities Intermediary, if any, that such Issuing Insurance Company had recorded on its books and records the related collateral assignment, naming the Administrative Agent as collateral assignee, and/or the related third-party authorization forms permitting the Initial Servicer and the Insurance Consultant to communicate directly with the related Issuing Insurance Company in regards to all matters relating to such Policy, the Securities Intermediary provided copies by e-mail of such confirmation to the Administrative Agent and Borrower. With respect to the Policies pledged to the Administrative Agent in connection with the funding of the Initial Advance, within three (3) Business Days of receipt from the Borrower or the Administrative Agent, the Securities Intermediary shall, in accordance with the written instructions of the Borrower, execute where indicated by the Borrower, and, upon the prior written direction of the Administrative Agent, file with the Issuing Insurance Companies indicated by the Borrower, third-party authorization forms permitting the Servicer to communicate directly with such Issuing Insurance Companies in regards to all matters relating to such Pledged Policies, each as completed and delivered by, and with respect to which instructions have been received from, the Borrower. The Securities Intermediary shall provide copies of such executed third-party authorizations to the Administrative Agent, the Servicer, the Portfolio Manager and the Borrower. With respect to each such Policy, within three (3) Business Days of the Securities Intermediary’s receipt of any Issuing Insurance Company’s written confirmation to the Securities Intermediary, if any, that such Issuing Insurance Company

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

has recorded on its books and records the related third-party authorization forms permitting the Servicer to communicate directly with the related Issuing Insurance Company in regards to all matters relating to such Policy, the Securities Intermediary shall provide copies by e-mail of such confirmation to the Administrative Agent, the Servicer, the Portfolio Manager and Borrower. With respect to Policies to be pledged to the Administrative Agent in connection with an Additional Policy Advance, within three (3) Business Days of receipt from the Borrower or the Administrative Agent, the Securities Intermediary shall, in accordance with the written instructions of the Borrower, execute where indicated by the Borrower, and, upon the prior written direction of the Administrative Agent, file with the Issuing Insurance Companies indicated by the Borrower, collateral assignments, naming the Administrative Agent as collateral assignee, delivered to it by the Borrower that have been completed by the Borrower for each Policy to be credited to the Policy Account, together with third-party authorization forms permitting the Servicer and the Insurance Consultant to communicate directly with such Issuing Insurance Companies in regards to all matters relating to such Pledged Policies, each as completed and delivered by, and with respect to which instructions have been received from, the Borrower. The Securities Intermediary shall provide copies of such executed third-party authorizations to the Administrative Agent, the Servicer, the Portfolio Manager and the Borrower. With respect to each such Policy, within three (3) Business Days of the Securities Intermediary’s receipt of any Issuing Insurance Company’s written confirmation to the Securities Intermediary, if any, that such Issuing Insurance Company has recorded on its books and records the related collateral assignment, naming the Administrative Agent as collateral assignee, and/or the related third-party authorization forms permitting the Servicer and the Insurance Consultant to communicate directly with the related Issuing Insurance Company in regards to all matters relating to such Policy, the Securities Intermediary shall provide copies by e-mail of such confirmation to the Administrative Agent, the Servicer, the Portfolio Manager and Borrower.

(xii) using commercially reasonable efforts, at the expense of the Borrower, with respect to a Pledged Policy, to take such commercially reasonable action as may be reasonably requested in writing by the Borrower, the Servicer, the Portfolio Manager or the Administrative Agent, including, but not limited to, sending notices and communicating with Issuing Insurance Companies to resolve contestability issues, assisting with filing “notice of servicer” forms with the applicable Issuing Insurance Company designating Servicer with respect to each Pledged Policy, and assisting with obtaining premium and annual statement information and being reasonably available in order to make or participate in Issuing Insurance Company calls with Servicer, which calls may include, among other things, confirming that payments or wire transfers made with respect to the Pledged Policies were received by the applicable Issuing Insurance Company or inquiring whether any Pledged Policy is in good standing or in grace status; provided, however, that the Securities Intermediary shall only be obligated to be reasonably available for such Issuing Insurance Company calls if the Servicer first provides to the Securities Intermediary confirmation by telephone or electronic mail that it

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

has made commercially reasonable efforts to obtain any required information from the Issuing Insurance Company (i) using a document executed by the Securities Intermediary that provides the Servicer with third party authorization to request information or, if applicable (ii) by requesting the reasonable cooperation of the Borrower, which the Borrower hereby agrees to provide.

(b) The Securities Intermediary may retain subcontractors or agents by agreement, power of attorney or otherwise to assist the Securities Intermediary in performing its duties under this Agreement; provided, however, that any delegation of duties to any subcontractor or agent shall not relieve the Securities Intermediary of any of its obligations hereunder; provided, further, that any subcontractor or agent shall agree in writing to be bound by the confidentiality provisions of this Agreement; provided, further, the Securities Intermediary shall provide prompt written notice to the Administrative Agent, the Servicer, the Portfolio Manager and the Borrower of any such delegation which written notice shall include the identity of any such subcontractor or agent.

(c) With respect to any Policy in respect of which the Borrower and the Administrative Agent have executed and delivered to the Securities Intermediary an entitlement order in the form of Exhibit C (for the crediting of such Policy to the Policy Account), the Securities Intermediary shall (i) no later than two (2) Business Days after it has received from the Borrower or another Person identified in a writing delivered by the Borrower to the Securities Intermediary, including a purported prior owner of such Policy, the applicable completed change of ownership and beneficiary forms naming the Securities Intermediary as the owner or beneficiary of the related Policy, sign such forms where indicated by the presence of a signature block for the Securities Intermediary (it being understood that the Securities Intermediary is not responsible for performing any act in respect thereof other than signing such forms) and deliver such forms to the applicable Issuing Insurance Company or to such other party as the Borrower may instruct in writing and (ii) track whether or not it has received the Acknowledgement related to such Policy. Within two (2) Business Days after Securities Intermediary’s receipt of any such Acknowledgement, it shall send a copy of such Acknowledgement by facsimile, electronic mail or certified letter to the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer.

Section 4.4 Records.

(a) The Securities Intermediary shall maintain accurate and complete accounts, books, records and computer systems with respect to (i) the Pledged Accounts, (ii) all funds and other receipts with respect to the Pledged Financial Assets, (iii) the Pledged Financial Assets credited to the Pledged Accounts, and (iv) all matters related directly to the administration of the Policies, in each case consistent with the customary procedures of the Securities Intermediary. The Securities Intermediary shall make available to the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer an electronic record of the activity of the Pledged Financial Assets and the Pledged Accounts via online access in accordance with Section 4.1.

(b) The Securities Intermediary shall make available to the Borrower and the
Administrative Agent, and their respective duly authorized representatives, attorneys and

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

auditors, the files and accounts, books, records and computer systems maintained by the Securities Intermediary or any subcontractor or agent thereof in respect of the Pledged Financial Assets at the locations where such files, accounts, books, records and computer systems are maintained pursuant to this Agreement, during normal business hours and subject to reasonable prior written notice; subject to such Persons not unreasonably interfering with the normal business operations of the Securities Intermediary.

(c) The Securities Intermediary shall promptly report to Servicer, the Administrative Agent, the Portfolio Manager and the Borrower any material failure on the part of the Securities Intermediary to hold or retain possession of the files, accounts, books, records and computer systems in accordance with the requirements of this Agreement. The Securities Intermediary shall promptly take appropriate action to remedy any such failure.

(d) The Securities Intermediary shall provide online, electronic access to the current account activity in the Pledged Accounts to the Administrative Agent and the Borrower in such form of access as shall be agreed among the Administrative Agent, the Borrower and the Securities Intermediary.

Section 4.5    Lapse Notices.

(a) If the Securities Intermediary receives a notice from an Issuing Insurance Company or the Servicer that a Policy credited to the Policy Account will lapse or has entered into grace status or will enter into grace status unless the premium amount referred to therein is promptly paid (each, a “Lapse Notice”), the Securities Intermediary hereby agrees that:

(i) within one (1) Business Day following its receipt of such notice at Wilmington Trust, National Association, 300 Park Street, Suite 390, Birmingham, Michigan 48009, or such other location as the Securities Intermediary may notify the other parties hereto and the Issuing Insurance Companies in writing, from time to time, the Securities Intermediary shall forward such Lapse Notice by facsimile or electronic transmission to an Authorized Representative of the Servicer, an Authorized Representative of the Borrower, an Authorized Representative of the Portfolio Manager and an Authorized Representative of the Administrative Agent, and use all commercially reasonable efforts to confirm by telephone or e-mail with each of such Authorized Representatives that he or she has received such notice; provided, however, that, if Securities Intermediary should receive such Lapse Notice at an address different from the one stated above, it shall use its good faith commercially reasonable efforts to promptly forward such Lapse Notice to an Authorized Representative of the Servicer, an Authorized Representative of the Borrower, an Authorized Representative of the Portfolio Manager and an Authorized Representative of the Administrative Agent;

(ii) after forwarding such notice to such Authorized Representatives, the Securities Intermediary shall comply with any written instructions thereupon received from the Servicer, the Borrower or the Administrative Agent; provided that the Borrower

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

shall provide or cause to provide such written instructions to the Securities Intermediary at least five (5) days prior to the date set forth in the Lapse Notice; and

(iii) in the event the Servicer notifies the Securities Intermediary in writing within five (5) Business Days (the “Lapse Response Date”) of the Securities Intermediary’s delivery to the Servicer of any Lapse Notice that such Lapse Notice is purportedly illegible, the Securities Intermediary shall provide the original copy of such Lapse Notice to the Servicer within two (2) Business Days of the Servicer’s request therefor; provided, however, that in no event shall the Securities Intermediary be obligated to provide an original copy of a Lapse Notice if the Securities Intermediary does not receive the Servicer’s written request therefor by the Lapse Response Date.

Section 4.6    Sale of Pledged Financial Assets.

(a) Subject to Section 4.6(c) below, the Securities Intermediary shall take such commercially reasonable actions as it may be directed in writing by the Administrative Agent, or, subject to the limitations set forth in this Agreement, the Borrower (in either case, at the Borrower’s expense), in order to facilitate the sale of any Policies.

(b) Upon the written direction of (i) if the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower or the Servicer, in each case, with the prior written consent of the Administrative Agent or (ii) if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, the Administrative Agent acting alone (with a copy sent by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written direction) (in either case under clause (i) or (ii), at the Borrower’s expense), the Securities Intermediary shall, within a commercially reasonable time period after receipt of such written direction, provide any Person specified in such direction with such information and documentation in the Securities Intermediary’s possession and received by it in connection with this Agreement that is specified in such direction as necessary or desirable to sell any Policies.

(c) Notwithstanding any provisions to the contrary, prior to the Termination Date, the Securities Intermediary agrees not to sell or otherwise transfer any Policies credited to the Policy Account without the Securities Intermediary’s receipt of prior written directions as follows: (a) if the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the joint written directions of the Administrative Agent and the Borrower, or (b) if the Securities Intermediary shall have received from the Administrative Agent written notice of an Event of Default, the written directions of the Administrative Agent (with a copy sent simultaneously by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such directions), without further direction from the Borrower. The Securities Intermediary shall provide the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer with copies of all documentation that it has provided to an escrow agent or any other party in connection with such sale. In connection with any sale of Policies to Wilmington Trust, National Association, as

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

agent, trustee or securities intermediary on behalf of the Borrower or a third party, the Securities Intermediary shall notify the Administrative Agent, the Borrower, the Portfolio Manager and the Servicer, promptly upon the effectiveness of such sale.

(d) In the event the signature of the Securities Intermediary is required in connection with any such sale, the language set forth on Exhibit E shall be included in any document, other than any change of beneficiary or owner form required by the Issuing Insurance Company, where such signature(s) may be required. The failure for such language to be so included shall excuse the Securities Intermediary from being required to join in the execution of such documents, other than any change of beneficiary or owner form required by the Issuing Insurance Company, without regard to any consequences that may result therefrom.

Section 4.7    Custody of Custodial Packages.

(a) The Borrower shall deliver to the Custodian, or cause the delivery to the Custodian of, any Custodial Package in both an electronic form acceptable to the Custodian and in physical form for each Policy credited to the Policy Account. With respect to Policies to be pledged to the Administrative Agent in connection with the funding of the Initial Advance, each of which is listed on Schedule I hereto, the Borrower has delivered to the Custodian, or caused the delivery to the Custodian of, the related Custodial Packages. With respect to Policies to be pledged to the Administrative Agent in connection with an Additional Policy Advance, the Borrower shall deliver to the Custodian, or cause the delivery to the Custodian of, the related Custodial Package on or prior to the date of the making of such Additional Policy Advance. The Custodian shall not have any duty to verify (i) any information with respect to any document contained in any purported Custodial Packages it receives, (ii) the contents of any such document, or (iii) any other criteria with respect to such Custodial Packages or the documents therein. The Custodian shall have no duty to determine whether any such documents contained in any such Custodial Packages are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

(b) In respect of each Custodial Package, the Custodian shall perform the duties set forth below:

(i) Safekeeping. At any time when any Custodial Package (or any document a part of such Custodial Package) is in the Custodian’s possession, the Custodian shall hold such Custodial Package (or such document) in the Custodian’s secure, fire resistant vault facility for the benefit of the Administrative Agent (for the benefit of the Secured Parties) and, so long as the Custodian shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower, as provided in Section 4.7(c) below, and maintain accurate records pertaining to each such Custodial Package.

(ii) Reports and Records. Prior to a complete Custodial Package being delivered to the Custodian, the Borrower shall cause the delivery to the Custodian (with a copy to the Administrative Agent) of an Excel spreadsheet (or other similar electronic document) identifying such Custodial Package (including the name of each insured under
Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

the related Policy and the policy number thereof (including the name of the insurance carrier that issued such Policy)). Each document delivered to the Custodian as part of a Custodial Package shall be so delivered to its address set forth in Section 7.2 in a Custodial Package relating to the respective Policy and shall be accompanied by one of the indices (as determined by the Borrower) substantially in the form attached hereto as Exhibit M (a “Custodial Package Index”) which index shall identify each document required to be verified pursuant to the terms of this Agreement and setting forth the name of the insured, and the policy number (including the name of the insurance carrier that issued such Policy), with respect to which each such document relates. With respect to Policies pledged to the Administrative Agent in connection with the funding of the Initial Advance, each of which is listed on Schedule I hereto (i) on the Initial Closing Date, the Custodian executed and delivered to the Administrative Agent and the Borrower a notice substantially in the form of Exhibit I-1 hereto, certifying, subject to any exceptions noted in the schedule of exceptions attached thereto, as to the Custodian’s receipt of such Policies listed on Schedule I hereto (excluding any Policies listed on Schedule VII hereto) and (ii) within sixty (60) days of the date it delivered to the Administrative Agent and the Borrower in accordance with this Section 4.7(b)(ii) a notice substantially in the form of Exhibit N, the Custodian, based solely on the criteria set forth in this Section 4.7(b)(ii) and the related Custodial Package Index, executed and delivered to the Administrative Agent and the Borrower a notice substantially in the form of Exhibit I-2 hereto, certifying, subject to any exceptions noted in the schedule(s) of exceptions attached thereto, as to the Custodian’s receipt of such purported Custodial Package purportedly containing each of the documents labeled as or purporting to be each of the documents referenced in the related Custodial Package Index with respect to such Custodial Package. If the Custodian receives any of the Policies listed on Schedule VII hereto, within five (5) Business Days after receipt thereof the Custodian shall execute and deliver to the Administrative Agent and the Borrower a notice substantially in the form of Exhibit I-3 hereto, certifying as to the Custodian’s receipt of such Policies. With respect to Policies to be pledged to the Administrative Agent in connection with an Additional Policy Advance, within five (5) Business Days after the Custodian’s receipt of what purports to be a complete Custodial Package and Custodial Package Index from or on behalf of the Borrower, the Custodian shall, based solely on the criteria set forth in this Section 4.7(b)(ii) and the related Custodial Package Index, execute and deliver to the Administrative Agent and the Borrower a notice substantially in the form of Exhibit I-2 hereto, certifying, subject to any exceptions noted in the schedule(s) of exceptions attached thereto, as to the Custodian’s receipt of such Custodial Package purportedly containing each of the documents labeled as or purporting to be each of the documents referenced in the related Custodial Package Index with respect to such Custodial Package; provided, however, that if the Borrower causes to be delivered Custodial Packages for more than twenty-five (25) Policies in any week, then the five (5) Business Day period set forth in this Section 4.7(b)(ii) shall be a time period that is mutually acceptable to the Borrower and the Custodian. Subject to the provisions of this Section 4.7(b)(ii), the Custodian shall reflect in its books and records that it has received such purported Custodial Packages with respect to which the Securities Intermediary has

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

received an Entitlement Order for credit to the Policy Account as a Pledged Financial Asset. The Custodian shall segregate and maintain continuous custody of all documents in each Custodial Package delivered to it in accordance with this Agreement and its customary standards for such custody. The Custodian shall maintain electronic records of each Custodial Package (to the extent electronic copies of the Custodial Package documents are delivered to it) and shall provide the Lenders, Administrative Agent and the Borrower, upon written request, with secure electronic access to such electronic records for each Custodial Package (to the extent electronic copies of the Custodial Package and such documents included therein are delivered to it) that is in the Custodian’s possession. In addition, upon request, the Custodian shall provide the Administrative Agent with electronic copies of any document within the Custodian’s possession that comprise a Custodial Package. The Custodian has executed and delivered to the Administrative Agent and the Borrower a notice substantially in the form of Exhibit N hereto, which notice identified each of the Policies transferred as of the Initial Closing Date for which the Custodian has accepted delivery of the related purported Custodial Package in its possession. It is understood and agreed that by delivering such notice, the Custodian was not deemed to have made any representation or warranty regarding, and had no obligation to verify, the contents, authenticity, validity, sufficiency or enforceability of any of such Custodial Packages, or the documents purportedly contained therein. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, the Borrower was not required to deliver any Custodial Package Index with respect to any Policy listed on Schedule XXIII hereto subject to the Additional Policy Advance that was made on December 29, 2016 and the Custodian was not required to make any certification or review any documents hereunder related to such Policies. Any packages of documents related to such Policies and delivered to or held by the Custodian hereunder shall be referred to in this Agreement as the “Previously Verified Packages.” The parties hereto acknowledge that the Previously Verified Packages relate to Policies previously held by Wilmington as securities intermediary and custodian under that certain Securities Account Control and Custodian Agreement, dated as of July 16, 2015 (as amended, the "Red Falcon SACCA"), among CLMG Corp., Red Falcon Trust and Wilmington, as securities intermediary and custodian. Wilmington, in its capacity as custodian under the Red Falcon SACCA, hereby confirms to the Administrative Agent that it may rely on any "Custodial Package Index Receipt Letter" and any “Policy Certification” delivered to CLMG Corp. and Red Falcon Trust pursuant to the Red Falcon SACCA with respect to such Previously Verified Packages; provided, that as a condition to such reliance each of the parties hereto agrees that the rights, privileges, protections, immunities, and indemnities provided to the Custodian hereunder shall apply mutatis mutandis to Wilmington as custodian under the Red Falcon SACCA with respect to the Previously Verified Packages, as if such Previously Verified Packages had at all times been Custodial Packages as defined herein. The parties hereto also agree that, with respect to any Previously Verified Packages, the Previously Verified Packages shall be deemed to be Custodial Packages for all purposes of this Agreement.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(c) Unless otherwise provided herein, the Custodian shall hold each Custodial Package for the exclusive use and benefit of the Administrative Agent (for the benefit of the Secured Parties) and, so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower, and shall make disposition thereof only in accordance with Section 4.7(e) below.

(d) At any time when a Custodial Package is in the Custodian’s possession, the Custodian shall maintain each such Custodial Package at (i) Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Capital Markets Insurance Services, (ii) Wilmington Trust, National Association, 300 Park Street, Suite 390, Birmingham, Michigan 48009, or (iii) such other location designated by the Custodian, provided each of the Administrative Agent and the Borrower receives written notice of such other location prior to the transfer.

(e) Within two (2) Business Days after its receipt of written instructions from the Borrower, with the Administrative Agent’s prior written consent (prior to the Custodian having received from the Administrative Agent written notice of an Event of Default), or from the Administrative Agent alone (if the Custodian shall have received from the Administrative Agent written notice of an Event of Default, with a copy sent simultaneously by the Administrative Agent to the Borrower; provided that the delivery of such copy shall not be a condition to the effectiveness of such written instructions), in the form attached hereto as Exhibit H (each, a “Custodial Package Release Instruction”), the Custodian shall, at the expense of Borrower, release any Custodial Package in accordance with such written instructions. With respect to any release of Custodial Packages or any portion thereof in accordance with this Agreement, including as contemplated by this Section 4.7(e), the Custodian shall use United Parcel Service, Federal Express or other nationally recognized overnight courier service for the purpose of transmission of such Custodial Packages or portions thereof in the performance of the Custodian’s duties hereunder. The Borrower shall provide the Custodian with Borrower’s preferred courier and related account number to be used for the purpose of any such release. The Borrower shall maintain such insurance against loss or damage to Custodial Packages or any portion thereof as the Borrower deems appropriate. In no event shall the Custodian have any liability for any losses or damages suffered by any Person arising out of actions of the Custodian in accordance with instructions of any Person relating to the transmission of Custodial Packages or any portion thereof, except for any losses or damages resulting from the willful misconduct, bad faith or gross negligence of the Custodian. The Custodian is hereby authorized to use a nationally recognized courier service in accordance with the foregoing provisions, and shall have no liability for any negligence, gross negligence or misfeasance by any such courier service.

(f) Neither the Securities Intermediary nor the Custodian shall have any duty with respect to the validity, legality or sufficiency of any documents comprising any Custodial Package.

(g) The parties hereto acknowledge and agree that the Custodian shall be entitled to all the rights (including, but not limited to the right to resign in accordance with Section 5.2), protections, indemnities and immunities provided to the Securities Intermediary under this

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Agreement, all of which rights, protections, indemnities and immunities shall apply equally and without diminishment to the Custodian, mutatis mutandis.

ARTICLE V

CONCERNING THE SECURITIES INTERMEDIARY

Section 5.1 Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants to each of the other parties hereto:

(a) The Pledged Accounts have been established as described in Article II hereof and the Pledged Accounts will be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account number of any Pledged Account without the prior written consent of the Administrative Agent.

(b) No financial asset constituting a Pledged Financial Asset is or will be registered in the name of the Borrower or any of its Affiliates, payable to such Person’s order or specially indorsed to such Person.

(c) The Securities Intermediary is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery, and performance by it of this Agreement has been duly authorized by all necessary company action. This Agreement has been duly executed and delivered by the Securities Intermediary and is a legal, valid and binding obligation of the Securities Intermediary enforceable against it in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

(d) None of the execution and delivery of this Agreement by the Securities Intermediary, the consummation of the transactions contemplated hereby or the compliance with the provisions hereof will conflict with, violate or result in a breach of, or constitute a default (or an event that would constitute a default with notice or passage of time or both) under any provision of any law, regulation, order, writ, injunction, judgment, decree, determination or award of any court, any governmental department, board, agency, or instrumentality, domestic or foreign, or any arbitrator, applicable to or binding upon the Securities Intermediary or under its organizational documents or bylaws, or any provision of any material indenture, contract, agreement or other instrument to which it is a party or by which it is bound.

(e) Any registration, declaration or filing with, or consent, approval, license, permit or other authorization or order by, any governmental or regulatory authority, domestic or foreign, that is required of the Securities Intermediary in connection with the valid execution, delivery,

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

acceptance and performance by the Securities Intermediary under this Agreement or the consummation by the Securities Intermediary of any transaction contemplated hereby has been completed, made or obtained.

(f) The Securities Intermediary has not entered into any agreement pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) with respect to Financial Assets credited to a Pledged Account, other than this Agreement. Until the Securities Intermediary shall have received from the Administrative Agent written notice of the termination of the Loan Agreement, the Securities Intermediary will not, without the prior written approval of the Administrative Agent or, so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, both of the Administrative Agent and the Borrower, enter into any agreement with any Person pursuant to which the Securities Intermediary agrees to comply with entitlement orders with respect to the Pledged Financial Assets. Until the Securities Intermediary shall have received from the Administrative Agent written notice of the termination of the Loan Agreement, the Securities Intermediary will not, without the prior written approval of the Administrative Agent or, so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, both of the Administrative Agent and the Borrower, enter into any agreement with any Person relating to any Pledged Account or any financial assets credited thereto pursuant to which the Securities Intermediary agrees to comply with entitlement orders of such Person. Subject to Section 4.3(a)(xi), the Securities Intermediary has not executed or filed with any Issuing Insurance Company any collateral assignments with respect to any Policies credited to the Policy Account other than such collateral assignments in favor of the Administrative Agent and, until the Securities Intermediary shall have received from the Administrative Agent written notice of the termination of the Loan Agreement, the Securities Intermediary will not, without the prior written approval of the Administrative Agent or, so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, both of the Administrative Agent and the Borrower, execute and file with any Issuing Insurance Company a collateral assignment with respect to any Policy credited to the Policy Account.

(g) Other than this Agreement, the Securities Intermediary has not entered into any other agreement with the Borrower or the Administrative Agent, purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to a Pledged Account as set forth in Section 3.3 hereof.

(h)    The Securities Intermediary is a “securities intermediary” as defined in Section 8-
102(a)(14)(ii) of the UCC under and pursuant to Section 8-501(a) of the UCC.

Section 5.2 Special Provisions Relating to the Securities Intermediary. The following provisions shall govern the Securities Intermediary’s rights, powers, obligations and duties under this Agreement, notwithstanding anything herein to the contrary:

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(a) The Securities Intermediary undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement.

(b) The Securities Intermediary shall not be personally liable or accountable to any Person (including, without limitation, the Borrower, the Servicer, the Portfolio Manager, the Insurance Consultant or the Administrative Agent), under any circumstances except for its own grossly negligent action, grossly negligent failure to act or willful misconduct, nor shall the Securities Intermediary have any personal liability for any error or judgment made in good faith by any employee or agent of the Securities Intermediary unless such employee or agent was grossly negligent or acted with willful misconduct. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(i) the Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the written instructions (which form of instructions may include, but is not limited to, any exhibit hereto, an entitlement order, or an Alternative Information Notice) provided by the Administrative Agent or, if permitted under this Agreement, the Borrower, the Servicer, the Portfolio Manager, the Insurance Consultant or any other Person in accordance with and subject to this Agreement;

(ii) no provision of this Agreement shall require the Securities Intermediary to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Securities Intermediary shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(iii) the Securities Intermediary shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement with respect to the Borrower or the Administrative Agent or for the due execution hereof by the Borrower or the Administrative Agent;

(iv) the Securities Intermediary shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its reasonable control, the Securities Intermediary shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Agreement;

(v) the Securities Intermediary shall not be required to take any action hereunder or pursuant to any written instruction delivered in accordance with the provisions hereof if the Securities Intermediary shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

the Securities Intermediary or is contrary to the terms hereof or is otherwise contrary to law; and

(vi) whenever the Securities Intermediary is in good faith unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any written instruction delivered pursuant to the terms hereof, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement, or receives conflicting or inconsistent instructions from the Borrower, the Servicer, the Insurance Consultant, the Portfolio Manager and the Administrative Agent delivered pursuant to the terms hereof, the Securities Intermediary shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Administrative Agent and the Borrower, requesting instruction as to the course of action to be adopted and, to the extent an instruction from the Administrative Agent, or so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, from both of the Administrative Agent and the Borrower, is provided to the Securities Intermediary and the Securities Intermediary acts in good faith in accordance with such instruction received, the Securities Intermediary shall not be liable on account of such action to any Person. If the Securities Intermediary shall not have received appropriate instructions within ten (10) calendar days of sending such notice (or within such shorter period of time as reasonably may be specified in such notice to be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement, and the Securities Intermediary shall have no liability to any Person for any such action or inaction.

(c) The Securities Intermediary shall incur no liability to anyone in acting upon any signature, written instrument, or notice reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document as long as the Securities Intermediary has otherwise satisfied its obligations under this Agreement.

(d) The Securities Intermediary shall be compensated for its services in accordance with the Fee and Indemnification Agreement.

(e) Without prejudice to any other agreement regarding the indemnification of any Indemnified Bank Person, including the Fee and Indemnification Agreement, the Borrower shall indemnify, protect, save and hold the Securities Intermediary, and its officers, directors, shareholders and employees (each an “Indemnified Bank Person”) harmless against any and all Loss, liability, obligation, damage, claim, penalty, tax (excluding any taxes on the Securities Intermediary on, or measured by, any compensation received by the Securities Intermediary) or expense of any kind or nature whatsoever arising out of or in connection with this Agreement or the Original Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its rights, powers or duties hereunder (each of the foregoing, a “Claim”); provided, however, the Borrower shall not be required to indemnify, protect, save and hold any Indemnified Bank Person harmless from any

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Claim (or portion thereof) resulting from gross negligence or willful misconduct on the part of such Indemnified Bank Person. Upon the Securities Intermediary’s becoming aware of the occurrence of an event that results in any Loss, liability or expense to an Indemnified Bank Person, the Securities Intermediary shall promptly send written notice thereof to the Borrower and the Administrative Agent. The indemnity contained in this Section 5.2(e) shall survive the termination of this Agreement and the resignation and removal of the Securities Intermediary. Any amounts owed by the Borrower to an Indemnified Bank Person in accordance with this Section 5.2(e) will be paid pursuant to Section 5.2 of the Loan Agreement; provided, however, that if such amounts have not been fully paid pursuant to Section 5.2 of the Loan Agreement within five (5) Business Days of the Borrower’s receipt of a written notice from the Securities Intermediary that such amounts have not been fully paid, shall be paid by the Borrower.

(f) The Securities Intermediary may resign as Securities Intermediary hereunder upon ninety (90) days’ prior written notice to the Borrower and the Administrative Agent, such resignation to become effective only upon the appointment of a successor Securities Intermediary by the Administrative Agent, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed. The Administrative Agent may appoint a successor Securities Intermediary within twenty (20) days after the expiration of the ninety (90) day period referred to above without the consent of the Borrower or any other Person. If no successor Securities Intermediary is appointed, and shall have accepted such appointment, as provided herein, then the Securities Intermediary, and so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower, may, in either case at the sole expense of the Borrower, petition any court of competent jurisdiction for the appointment of a successor Securities Intermediary.

(g) The Administrative Agent is, and so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower and the Administrative Agent acting jointly are, authorized to remove the Securities Intermediary hereunder and appoint a successor. No such removal shall be effective until a successor Securities Intermediary has been appointed and has accepted such appointment. Neither the Borrower nor any Affiliate thereof shall terminate this Agreement without the prior written consent of the Administrative Agent. Any successor Securities Intermediary or Custodian shall be a commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus of at least $50,000,000. If no successor Securities Intermediary is appointed, and shall have accepted such appointment, as provided herein then the Securities Intermediary may, at the expense of the Borrower, petition any court of competent jurisdiction for the appointment of a successor Securities Intermediary.

(h) Any corporation or other entity (i) into which the Securities Intermediary shall be merged, or with which it shall be consolidated, (ii) resulting from any merger or consolidation to which the Securities Intermediary shall be a party or (iii) succeeding to all or substantially all of the assets or corporate trust business of the Securities Intermediary, shall, if it is otherwise qualified pursuant to the criteria set forth in Section 5.2(g), be the Securities Intermediary under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto; provided, however, such successor Securities Intermediary shall be subject to the

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

removal rights of the Administrative Agent, and so long as the Securities Intermediary shall not have received from the Administrative Agent written notice of an Event of Default, the Borrower and the Administrative Agent acting jointly, pursuant to Section 5.2(g).

(i) The Borrower and the Administrative Agent hereby agree that as determined by the Securities Intermediary in its reasonable discretion, any amendment to the Loan Agreement that adversely affects the amounts payable to, or the obligations of, the Securities Intermediary, including, without limitation, any such amendment to any capitalized term defined in the Loan Agreement or any such amendment to Section 5.2 or Section 13.1 of the Loan Agreement that affects the amounts payable to, or the obligations of, the Securities Intermediary, shall require the prior written consent of the Securities Intermediary, which shall not be unreasonably withheld.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE ADMINISTRATIVE AGENT

Section 6.1 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Administrative Agent and the Securities Intermediary that:

(a) The Borrower is a Delaware limited partnership, duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery, and performance by it of this Agreement has been duly authorized by all necessary limited partnership action. This Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid, binding, and enforceable obligation, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and the availability of equitable remedies.

(b) Neither the execution, delivery, and performance by the Borrower of this Agreement nor the consummation by it of the transactions contemplated hereby or the compliance with the provisions hereof (i) will conflict with, violate, or result in a breach of, or constitute a default (or an event that would constitute a default with notice or passage of time or both) under, any of the terms, conditions, or provisions of any law, regulation, order, writ, injunction, decree, determination, or award of any court, any governmental department, board, agency, or instrumentality, domestic or foreign, or any arbitrator, applicable to it or binding upon it, or (ii) will conflict with, violate, result in a breach of, or constitute a default under any of the terms, conditions, or provisions of its constituent documents or any provision of any material indenture, contract, agreement or other instrument to which it is a party or by which it is bound.

(c) Any registration, declaration, or filing with, or consent, approval, license, permit, or other authorization or order by, any governmental or regulatory authority, domestic or foreign, that is required of the Borrower in connection with the valid execution, delivery, acceptance, and performance by it under this Agreement or the consummation by it of any transaction contemplated hereby has been completed, made, or obtained.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(d) There is no order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority to which the Borrower is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Borrower, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Borrower that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Borrower, threatened, before or by any court, regulatory body, administrative agency, or other tribunal, governmental instrumentality or any other Person (A) asserting the invalidity of this Agreement or any other Transaction Document or (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document.

Section 6.2 Representations and Warranties of the Administrative Agent. The Administrative Agent hereby represents and warrants to the Borrower and the Securities Intermediary that:

(a) The Administrative Agent is a Texas corporation, duly formed, validly existing, and in good standing under the laws of the State of Texas and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery, and performance by it of this Agreement has been duly authorized by all necessary company action. This Agreement has been duly executed and delivered by the Administrative Agent and constitutes its legal, valid, binding, and enforceable obligation, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and the availability of equitable remedies.

(b) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms and conditions hereof and thereof, will not and do not (a) conflict with or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the organizational documents of the Administrative Agent, or (b) violate any Applicable Law.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body required for the due execution, delivery or performance by the Administrative Agent of this Agreement remains or remained unobtained or unfiled.
ARTICLE VII MISCELLANEOUS
Section 7.1    Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assignees; provided that so long as the Loan Agreement is in effect, the Borrower may

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

not assign this Agreement without the prior written consent of the Administrative Agent, which consent shall be granted or withheld in its sole and absolute discretion.

Section 7.2 Notices. All notices, reports, directions, instructions, requests, consents and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, e-mailed (provided any such communications sent by e-mail shall include an executed document(s) in Adobe portable document format), faxed, transmitted or delivered, as to each party hereto, at its address (or specified addresses) below. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) Business Days after being deposited in the United States mail, first class postage prepaid, (b) notice by e-mail, when verbal or electronic communication of receipt is obtained, or (c) notice by facsimile copy, when verbal or electronic communication of receipt is obtained. The addresses for notices of the parties are as follows:

To the Securities Intermediary:

Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

With a copy by e-mail only to (which shall not constitute notice to the
Securities Intermediary):

K&L Gates LLP
Attention: Scott Waxman, Esq.
E-mail: scott.waxman@klgates.com

To the Borrower:

White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

To the Servicer:

MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Attention: Nathan A. Evans, President and Chief Executive Officer
Facsimile No. 301.951.2123
E-mail:    nevans@mlflexserv.com

With a copy to:

MLF LexServ, LP
4350 East-West Highway, Suite 905
Bethesda, Maryland 20814
Attention: Mario Coniglio, Chief Operating Officer
Facsimile No. 301.951.2123
E-mail:    mconiglio@mlflexserv.com
To the Portfolio Manager: Lamington Road Bermuda Ltd.
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: lrbermuda@lamington.ie

With a copy to: COreilly@emergentcapital.com
To the Administrative Agent: CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Telephone: (469) 467-5414
Facsimile: (469) 467-3433
E-mail: jerwin@clmgcorp.com

If to the Custodian:

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Wilmington Trust, National Association, Custodian
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 7.2.

Section 7.3 Termination. Subject to Section 5.2(e) through Section 5.2(g), the obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Administrative Agent with respect to the Pledged Financial Assets have been terminated and an Authorized Representative of the Administrative Agent has delivered to the Securities Intermediary and the Borrower at least five (5) Business Days prior written notice of such termination, whereupon the Administrative Agent shall cease to be a party hereto and cease to have any further rights, obligations or remedies hereunder and the Securities Intermediary, the Custodian and the Borrower shall, subject to each of the Securities Intermediary’s and the Custodian’s rights to (i) resign in accordance with this Agreement, and (ii) in its respective sole discretion, refuse to continue as Securities Intermediary and Custodian hereunder, or amend and restate this Agreement to reflect the cessation of the Administrative Agent as a party hereto.

Section 7.4 U.S.A. PATRIOT Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (collectively, “Applicable Regulations”), Wilmington Trust, National Association, in the relevant capacities (the “Relevant Provider”), is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Relevant Provider. Accordingly, each of the parties agrees to provide the Relevant Provider, upon its request from time to time, such identifying information and documentation as may be necessary in order to enable the Relevant Provider to comply with such Applicable Regulations. It is expressly agreed that the Relevant Provider shall have no duty to perform any services hereunder for, on behalf of or for the benefit of, any party not having furnished such information as the Relevant Provider, in its sole discretion, determines to be necessary to comply with the Applicable Regulations.

Section 7.5 No Waiver; Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

Section 7.6 Binding Effect; Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent, the Secured Parties, the Borrower and their respective successors and permitted assigns.

Section 7.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue; Process Agent. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS
5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE    OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

EACH OF THE PARTIES IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 7.2. NOTHING IN THIS SECTION 7.7 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.8 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 7.9    Amendments and Modifications.

(a) Neither this Agreement nor any term, condition, covenant or agreement hereof may be changed, modified, amended, waived, discharged, or terminated orally, or by a course of conduct or performance, but only by an instrument in writing, expressly stating therein that it is intended as a change, waiver, modification, amendment, discharge or termination, as the case may be, and, in all such instances, must be signed by each party hereto after the date hereof. In no event shall Securities Intermediary be required to join in any amendment hereto which adversely affects its rights, duties, obligations, privileges, protections, indemnifications or immunities hereunder.

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(b) A modification to any procedure set forth herein shall be effected by a written agreement of such modification executed by each party hereto, without further evidence of authority. Unless an earlier or later time is specified in the written agreement of modification, any modification shall be effective on the first day of the first month starting after the last date of execution of the agreement of modification by all parties.

Section 7.10    Confidentiality.

(a) The Securities Intermediary shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement, all information regarding the other parties, the Pledged Accounts and the Pledged Financial Assets, including all information regarding the Borrower, the Administrative Agent, the Servicer, the Portfolio Manager, the Initial Servicer and their respective businesses obtained by it in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that the Securities Intermediary and its directors, officers and employees may disclose (i) such information to its external accountants, internal and external auditors and attorneys, (ii) such information to investors, potential investors and policy purchasers (including the directors, officers, agents, representatives, external accountants, attorneys of the foregoing Persons) and (iii) such information to the employees, the agents, external accountants, internal and external auditors, attorneys, and advisors of the Securities Intermediary (“Excepted Persons”); provided, however, that each Excepted Person shall be advised by the party disclosing such information of the confidential nature of the information being disclosed, (iv) the existence of this Agreement and the parties hereto, but not the financial terms thereof except as required by Applicable Law, (v) such information as is required by Applicable Law, and (vi) this Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) related to this Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with this Agreement.

(b) Anything herein to the contrary notwithstanding, disclosure is permitted (i) to the Administrative Agent, the Borrower, the Insurance Consultant, the Portfolio Manager, the Initial Servicer, the Initial Portfolio Manager and the Servicer, (ii) by the Administrative Agent to any prospective or actual assignee or pledgee, Lender, participant or assignee of any of them or an Affiliate, or (iii) by the Administrative Agent or any Lender to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to the Administrative Agent or any Person providing financing to, or holding equity interests in, the Administrative Agent or any Lender, as applicable, and to any officers, directors, employees, outside accountants, advisors, attorneys and sub-contractors of any of the foregoing, provided each such Person in the case of clauses (ii) and (iii) is informed of the confidential nature of such information. In addition, the Administrative Agent and credit enhancers to the Administrative Agent may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

(c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Servicer’s, the Securities Intermediary’s, the Borrower’s, the Portfolio Manager’s, the Initial Servicer’s, the Initial Portfolio Manger’s or the Administrative Agent’s business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Securities Intermediary, the Administrative Agent or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, or (D) to any affiliate, independent or internal auditor agent, employee or attorney of the Securities Intermediary, or the Administrative Agent; or (iii) any other disclosure authorized by the Borrower.

(d) The Securities Intermediary and Custodian agree that if any unauthorized disclosure, access or loss of, or inability to account for any of Borrower’s Confidential Information in Securities Intermediary’s or Custodian’s possession occurs while such Confidential Information is in the Securities Intermediary’s or the Custodian’s possession, the Securities Intermediary or Custodian will promptly, at their own reasonable expense: (i) make commercially reasonable efforts to terminate such unauthorized access; (ii) report such incident to Borrower and the Administrative Agent, describing in detail the disclosed, accessed or lost Confidential Information; (iii) take such actions as may be reasonably necessary or reasonably requested by Borrower to investigate and mitigate the effects of the problem; (iv) cooperate in all reasonable respects with Borrower to mitigate the effects of the problem and any damage resulting therefrom; and (v) reasonably assist Borrower in the Borrower’s or its Affiliates’ making any reports or notifications required by law as a result of such loss or disclosure. For the avoidance of doubt, notwithstanding the foregoing, the parties hereto agree that the Securities Intermediary and the Custodian shall only be responsible for any expenses pursuant to this Section 7.10(d) to the extent such expenses result from the Securities Intermediary’s or Custodian’s gross negligence, willful misconduct or bad faith.

Section 7.11 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Except with respect to the Securities Intermediary and the Custodian, this Agreement, and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings with respect thereto. With respect to the Securities Intermediary and the Custodian, this Agreement, including the exhibits and schedules hereto, contains a final and

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

complete integration of all prior expressions by the parties hereto with respect to all of the rights and duties of the Securities Intermediary and the Custodian and, as to the Securities Intermediary and the Custodian, shall constitute the entire agreement of all the parties hereto with respect to such rights and duties of the Securities Intermediary and the Custodian, superseding all prior oral or written understandings with respect thereto.

Section 7.12 Waiver of Setoff. The Securities Intermediary hereby irrevocably waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against the Borrower, the Administrative Agent, the Portfolio Manager, the Initial Servicer, the Initial Portfolio Manager or Servicer or their assets.

Section 7.13 Heading and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

Section 7.14 Non-Confidentiality of Tax Treatment. All parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 7.14 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle
Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

WHITE EAGLE ASSET PORTFOLIO, LP

By: White Eagle General Partner, LLC, its General
Partner

By: Name: Title:

ADMINISTRATIVE AGENT:

CLMG CORP., as Administrative Agent

By: Name: Title:

SECURITIES INTERMEDIARY AND CUSTODIAN:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Securities Intermediary and Custodian

By: Name: Title:

Second Amended and Restated Securities Account Control and Custodian Agreement, among White Eagle Asset Portfolio, LP, CLMG Corp. and Wilmington Trust, National Association

EXHIBIT A

Loan Agreement

(See Exhibit 10.18 of the Form 10-K)

A-1

EXHIBIT B
PLEDGED ACCOUNTS
ACCOUNT INFORMATION

POLICY ACCOUNT:

Wilmington Trust, N.A. ABA:
Acct:
Acct Name: White Eagle Asset Portfolio, LP Policy Account for the benefit of CLMG Corp., as
Administrative Agent

PAYMENT ACCOUNT:

Wilmington Trust, N.A. ABA:
Acct:
Acct Name: White Eagle Asset Portfolio, LP Payment Account for the benefit of CLMG Corp., as Administrative Agent

COLLECTION ACCOUNT:

Wilmington Trust, N.A. ABA:
Acct:
Acct Name: White Eagle Asset Portfolio, LP Collection Account for the benefit of CLMG Corp., as Administrative Agent

ESCROW ACCOUNT:

Wilmington Trust, N.A. ABA:
Acct:
Acct Name: White Eagle Asset Portfolio, LP Escrow Account for the benefit of CLMG Corp., as
Administrative Agent

BORROWER ACCOUNT:

Wilmington Trust, N.A. ABA:
Acct:
Acct Name: White Eagle Asset Portfolio, LP Borrower Account for the benefit of CLMG Corp., as Administrative Agent

EXHIBIT C

FORM OF ENTITLEMENT ORDER

To:    Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:    Transfer of Assets

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Account Control Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Account Control Agreement. In consideration of the transfers and payments described below, the undersigned parties to this Entitlement Order (the “Entitlement Order”) hereby agree as follows:

1. The Borrower hereby irrevocably directs the Securities Intermediary to credit the Policy Account detailed below established with the Securities Intermediary pursuant to the Account Control Agreement (the “Policy Account”) with the Policy or Policies, and all proceeds thereof (the “Financial Assets”) identified on Schedule I attached hereto:

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

The Borrower hereby agrees that, upon the crediting to the Policy Account of the security entitlements (as defined in Section 8-102(a)(17) of the UCC) relating to the Financial Assets identified on Schedule I by the Securities Intermediary, all parties to this Entitlement Order have satisfied all of their respective obligations with respect to the transfers of the Financial Assets hereunder to the Policy Account.

2. The Administrative Agent hereby directs the Securities Intermediary to hold legal title and ownership to the Financial Assets transferred into the Policy Account as contemplated in paragraph 1 above in the Policy Account until the Administrative Agent delivers an Entitlement Order to the Securities Intermediary with respect to some or all of such Financial Assets identified on Schedule I.

The Administrative Agent hereby agrees that, upon the crediting to the Policy Account of the Security Entitlements (as defined in Section 8-102(a)(17) of the UCC) relating to the Financial Assets identified on Schedule I by the Securities Intermediary, all parties to this Entitlement Order have satisfied all of their respective obligations with respect to the transfers of the Financial Assets hereunder to the Policy Account.

It is expressly understood and agreed that the Securities Intermediary makes no representations or warranties as to (i) the validity, legality, completeness, enforceability, or genuineness of any document delivered to it by or on behalf of the Borrower, including but not limited to any document delivered to it in accordance herewith or (ii) the collectability, insurability, effectiveness or suitability of any such document. The Securities Intermediary shall be under no duty to conduct an independent review of any document delivered in accordance herewith.

IN WITNESS WHEREOF, the undersigned have caused this Entitlement Order to be executed by their duly authorized officers as of this      day of     , 20 .

WHITE EAGLE ASSET PORTFOLIO, LP

By: White Eagle General Partner, LLC, its General Partner

Name: Title:

ADMINISTRATIVE AGENT:

CLMG CORP., as Administrative Agent

By: Name: Title:

Acknowledged and Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Intermediary

By: Name: Title:

[SCHEDULE I]

Name of Insured	Policy Number	Issuing Insurance Company	Amount of Death Benefit

EXHIBIT D-1

FORM OF ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF ASSETS FROM THE POLICY ACCOUNT PRIOR TO THE TERMINATION DATE (PRIOR TO THE OCCURRENCE AND CONTINUATION OF AN EVENT OF DEFAULT)

To:    Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:    Transfer of Pledged Financial Assets

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Account Control Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Account Control Agreement. In consideration of the transfers and payments described below, the undersigned parties to this Entitlement Order (the “Entitlement Order”) hereby agree as follows:

1. Reference is hereby made to the Policy Account detailed below, established with the Securities Intermediary pursuant to the Account Control Agreement (the “Policy Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

2. The Administrative Agent and the Borrower hereby irrevocably direct the Securities Intermediary, against payment therefor of the amounts (if any) detailed in the attached Schedule II, on the specified date, to effectuate a transfer of the Security Entitlements (as defined in Section 8-102(a)(17) of the UCC) carried in the Policy Account with respect to the Financial Assets relating to the Policies identified on Schedule I attached hereto to the [THIRD PARTY] by debiting the Policy Account and crediting the [THIRD PARTY] Account detailed below

D-1-1

established with the Securities Intermediary pursuant to the [THIRD PARTY] Agreement (the
“[THIRD PARTY] Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

The Administrative Agent and the Borrower hereby agree that, upon the Administrative Agent’s receipt of funds (if any) from [THIRD PARTY] in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

3. [THIRD PARTY] hereby directs the Securities Intermediary to hold the Financial Assets transferred into the [THIRD PARTY] Account as contemplated in paragraph 2 above in the [THIRD PARTY] Account until the [THIRD PARTY] delivers an entitlement order to the Securities Intermediary.

[THIRD PARTY] hereby agrees that, upon its disbursement of funds (if any) in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

D-1-2

IN WITNESS WHEREOF, the undersigned have caused this Entitlement Order to be executed by their duly authorized officers as of this      day of     , 20 .

CLMG CORP., as Administrative Agent

By: Name: Title:

By: Name: Title:

WHITE EAGLE ASSET PORTFOLIO, LP, as
Borrower

By: White Eagle General Partner, LLC, its
General Partner

By: Name: Title:

[THIRD PARTY]

By: Name: Title:

Acknowledged and Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Intermediary
By: Name: Title:

D-1-3

SCHEDULE I

Name of Insured	Policy Number	Issuing Insurance Company	Amount of Death Benefit

D-1-4

SCHEDULE II DISBURSEMENT SCHEDULE
[THIRD PARTY] confirms that, pursuant to the [PURCHASE AGREEMENT], it has disbursed the following amounts, in each case on the indicated dates in satisfaction of the Entitlement Order to which this Disbursement Schedule is attached:

D-1-5

EXHIBIT D-2

FORM OF ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF ASSETS FROM THE POLICY ACCOUNT PRIOR TO THE TERMINATION DATE (AFTER THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT)

To: Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:    Transfer of Pledged Financial Assets

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Account Control Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Account Control Agreement. In consideration of the transfers and payments described below, the undersigned parties to this Entitlement Order (the “Entitlement Order”) hereby agree as follows:

1. Reference is hereby made to the Policy Account detailed below, established with the Securities Intermediary pursuant to the Account Control Agreement (the “Policy Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

2. The Administrative Agent hereby irrevocably directs the Securities Intermediary, against payment therefor of the amounts (if any) detailed in the attached Schedule II, on the specified date, to effectuate a transfer of the Security Entitlements (as defined in Section 8-102(a)(17) of the UCC) carried in the Policy Account with respect to the Financial Assets relating to the Policies identified on Schedule I attached hereto to the [THIRD PARTY] by debiting the Policy Account and crediting the [THIRD PARTY] Account detailed below

D-2-1

established with the Securities Intermediary pursuant to the [THIRD PARTY] Agreement (the
“[THIRD PARTY] Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

The Administrative Agent hereby agrees that, upon its receipt of funds (if any) from [THIRD PARTY] in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

3. [THIRD PARTY] hereby directs the Securities Intermediary to hold the Financial Assets transferred into the [THIRD PARTY] Account as contemplated in paragraph 2 above in the [THIRD PARTY] Account until the [THIRD PARTY] delivers an entitlement order to the Securities Intermediary.

[THIRD PARTY] hereby agrees that, upon its disbursement of funds (if any) in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

D-2-2

IN WITNESS WHEREOF, the undersigned have caused this Entitlement Order to be executed by their duly authorized officers as of this      day of     , 20 .

CLMG CORP., as Administrative Agent

By: Name: Title:

By: Name: Title:

[THIRD PARTY]

By: Name: Title:

Acknowledged and Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Intermediary

By: Name: Title:

D-2-3

SCHEDULE I

Name of Insured	Policy Number	Issuing Insurance Company	Amount of Death Benefit

D-2-4

SCHEDULE II DISBURSEMENT SCHEDULE
[THIRD PARTY] confirms that, pursuant to the [PURCHASE AGREEMENT], it has disbursed the following amounts, in each case on the indicated dates in satisfaction of the Entitlement Order to which this Disbursement Schedule is attached:

D-2-5

EXHIBIT D-3

FORM OF ENTITLEMENT ORDER FOR DEBIT AND TRANSFER OF ASSETS FROM THE POLICY ACCOUNT ON AND AFTER THE TERMINATION DATE

To:    Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:    Transfer of Pledged Financial Assets

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Account Control Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Account Control Agreement. In consideration of the transfers and payments described below, the undersigned parties to this Entitlement Order (the “Entitlement Order”) hereby agree as follows:

1. Reference is hereby made to the Policy Account detailed below, established with the Securities Intermediary pursuant to the Account Control Agreement (the “Policy Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

2. The Borrower hereby irrevocably directs the Securities Intermediary, against payment therefor of the amounts (if any) detailed in the attached Schedule II, on the specified date, to effectuate a transfer of the Security Entitlements (as defined in Section 8-102(a)(17) of the UCC) carried in the Policy Account with respect to the Financial Assets relating to the Policies identified on Schedule I attached hereto to the [THIRD PARTY] by debiting the Policy Account and crediting the [THIRD PARTY] Account detailed below established with the

D-3-1

Securities Intermediary pursuant to the [THIRD PARTY] Agreement (the “[THIRD PARTY] Account”):

Wilmington Trust, National Association
ABA #: Account #: Account Name: Reference:

The Borrower hereby agrees that, upon its receipt of funds (if any) from [THIRD PARTY] in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

3. [THIRD PARTY] hereby directs the Securities Intermediary to hold the Financial Assets transferred into the [THIRD PARTY] Account as contemplated in paragraph 2 above in the [THIRD PARTY] Account until the [THIRD PARTY] delivers an entitlement order to the Securities Intermediary.

[THIRD PARTY] hereby agrees that, upon its disbursement of funds (if any) in accordance with the Disbursement Schedule attached hereto as Schedule II, and such concurrent crediting to the account of the [THIRD PARTY] of Security Entitlements relating to the indicated Financial Assets relating to the Policies identified on Schedule I, all parties to this Entitlement Order have satisfied all obligations with respect to the transfers of Financial Assets hereunder.

D-3-2

IN WITNESS WHEREOF, the undersigned have caused this Entitlement Order to be executed by their duly authorized officers as of this      day of     , 20 .

WHITE EAGLE ASSET PORTFOLIO, LP, as
Borrower

By: White Eagle General Partner, LLC, its
General Partner

By: Name: Title:

[THIRD PARTY]

By: Name: Title:

Acknowledged and Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Securities Intermediary

By: Name: Title:

D-3-3

SCHEDULE I

Name of Insured	Policy Number	Issuing Insurance Company	Amount of Death Benefit

D-3-4

SCHEDULE II DISBURSEMENT SCHEDULE
[THIRD PARTY] confirms that, pursuant to the [PURCHASE AGREEMENT], it has disbursed the following amounts, in each case on the indicated dates in satisfaction of the Entitlement Order to which this Disbursement Schedule is attached:

D-3-5

EXHIBIT E

LIMITED RECOURSE LANGUAGE

It is expressly understood and agreed by the parties hereto that (i) this [specify name of agreement] is executed by Wilmington Trust, National Association, not in its individual capacity but solely as Securities Intermediary under that certain Second Amended and Restated Securities Account Control and Custodian Agreement dated as of January 31, 2017 (in such capacity, the “Securities Intermediary”), by and among CLMG Corp., as administrative agent, White Eagle Asset Portfolio, LP, as the borrower, and Wilmington Trust, National Association, as Securities Intermediary and custodian (ii) in no event shall Wilmington Trust, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the seller hereunder, as to all of which recourse shall be had solely to the assets of White Eagle Asset Portfolio, LP, (iii) in no event shall the Securities Intermediary have any obligation to perform any of the obligations and covenants of the seller under this [specify name of agreement], and (iv) under no circumstances shall the Securities Intermediary be personally liable for the payment of any indebtedness or expenses of the seller under this [specify name of agreement].

E-1

EXHIBIT F AUTHORIZED REPRESENTATIVES

Wilmington Trust, National Association
300 Park Street, Suite 390
Birmingham, Michigan 48009
Attention: Capital Markets Insurance Services
Facsimile: (248) 723-5424
Telephone: (248) 723-5422
E-mail: SpecializedInsurance@wilmingtontrust.com

Re:
Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities    intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”)

Ladies and Gentlemen:

Reference is made to the Agreement. All capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Agreement.

Administrative Agent

CLMG Corp., as Administrative Agent, hereby authorizes, for all purposes of the Agreement, Wilmington Trust, National Association, as Securities Intermediary, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of CLMG Corp., as Administrative Agent:

Name	Title	Specimen Signature

Very truly yours,

CLMG CORP., as Administrative Agent

By: Name: Title:

Borrower

White Eagle Asset Portfolio, LP, as the Borrower, hereby authorizes, for all purposes of the Agreement, Wilmington Trust, National Association, as Securities Intermediary, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of White Eagle Asset Portfolio, LP, as the Borrower:

Name	Title	Specimen Signature

Very truly yours,

WHITE EAGLE ASSET PORTFOLIO, LP, as
Borrower

By: White Eagle General Partner, LLC, its General
Partner

By: Name: Title:

Servicer

MLF LexServ, L.P., as Servicer, hereby authorizes, for all purposes of the Agreement, Wilmington Trust, National Association, as Securities Intermediary, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of MLF LexServ, L.P., as Servicer:

Name	Title	Specimen Signature

Very truly yours,

MLF LEXSERV, L.P., as Servicer

By: Name: Title:

Portfolio Manager

Lamington Road Bermuda Ltd., as Portfolio Manager, hereby authorizes, for all purposes of the Agreement, Wilmington Trust, National Association, as Securities Intermediary, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of Lamington Road Bermuda Ltd., as Portfolio Manager:

Name	Title	Specimen Signature

Very truly yours,

LAMINGTON ROAD BERMUDA LTD., as Portfolio
Manager

By: Name: Title:

EXHIBIT G RESERVED

G-1

EXHIBIT H

FORM OF CUSTODIAL PACKAGE RELEASE INSTRUCTION

    , 20

Wilmington Trust, National Association
[    ]
Facsimile: [        ] Telephone: [         ] Email: [    ]

Re:
Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities    intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”)

Ladies and Gentlemen:

Reference is made to the Agreement. All capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Agreement.

In connection with the Custodial Packages held by you as Custodian under the Agreement, the Borrower hereby authorizes and directs the Custodian to release the Custodial Package(s) described below to [insert address] using the following courier and account [insert name of courier and account number to charge]:

Insured’s Name: Policy Number: Insurer:

Reason for Release:

H-1

WHITE EAGLE ASSET PORTFOLIO, LP

By: White Eagle General Partner, LLC, its General
Partner

Name: Title:

[Acknowledged and Accepted:

CLMG CORP.

By: Name:
Title:]1

1 For insertion prior to the Termination Date.
H-2

EXHIBIT I-1

FORM OF CUSTODIAN’S POLICY RECEIPT LETTER

[DATE]

VIA EMAIL

White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Re:    [POLICY NUMBER; INSURED’S LAST NAME] Ladies and Gentlemen:
Reference is hereby made to the Second Amended and Restated Securities Account
Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Custodian hereby confirms to the Borrower and the Administrative Agent that, except for the Policies expressly listed in the attached schedule of exceptions, the Custodian has
I-1-1

received from or on behalf of the Borrower what appears or purports to be an original or a copy of each Policy set forth on Schedule I to the Agreement (other than each Policy set forth on Schedule VII to the Agreement), a copy of which is annexed hereto.

It is expressly understood and agreed by the recipients hereof that this notice is subject to the terms of the Agreement and the rights, protections and limitations on liability conferred on the Custodian therein.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By: Name: Title:

I-1-2

EXHIBIT I-2

FORM OF CUSTODIAN’S CUSTODIAL PACKAGE INDEX RECEIPT LETTER

[DATE] VIA EMAIL
White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Re:    [POLICY NUMBER; INSURED’S LAST NAME] Ladies and Gentlemen:
Reference is hereby made to the Second Amended and Restated Securities Account
Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Custodian hereby confirms to the Borrower and the Administrative Agent that, except for the items expressly listed in the attached schedule of exceptions, the Custodian has received from or on behalf of the Borrower, documents that match the names of, or otherwise
I-2-1

purport to be, all of the documents listed for each Policy referenced in the Custodial Package
Index dated     , 20 , a copy of which is annexed hereto.

It is expressly understood and agreed by the recipients hereof that this notice is subject to the terms of the Agreement and the rights, protections and limitations on liability conferred on the Custodian therein.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By: Name: Title:

I-2-2

EXHIBIT I-3

FORM OF CUSTODIAN’S POLICY DELIVERY EXCEPTION POLICY RECEIPT LETTER

[DATE] VIA EMAIL
White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Re:    [POLICY NUMBER; INSURED’S LAST NAME] Ladies and Gentlemen:
Reference is hereby made to the Second Amended and Restated Securities Account
Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.
I-3-1

The Custodian hereby confirms to the Borrower and the Administrative Agent that the Custodian has received from or on behalf of the Borrower what appears or purports to be an original or a copy of a Policy set forth on Schedule VII to the Agreement, a copy of which is annexed hereto.

It is expressly understood and agreed by the recipients hereof that this notice is subject to the terms of the Agreement and the rights, protections and limitations on liability conferred on the Custodian therein.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By: Name: Title:

I-3-2

EXHIBIT J

RESERVED

J-1

EXHIBIT K

RESERVED

K-1

EXHIBIT L-1

FORM OF POLICY CERTIFICATION (FOR EACH ADVANCE DATE OTHER THAN THE ADVANCE DATE FOR THE INITIAL ADVANCE)

[DATE] VIA EMAIL
White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Securities Intermediary is delivering this notice pursuant to Section 2.5 of the Agreement. Set forth on Schedule I is a list identifying each Policy which has been credited to the Policy Account. Set forth on Schedule II is a list identifying each Policy for which the Securities Intermediary has received an Acknowledgement. Set forth on Schedule III is a list identifying each Policy for which the Securities Intermediary has previously delivered a fully
L-1-1

executed copy of the related collateral assignment, naming the Administrative Agent as collateral assignee, to the related Issuing Insurance Company. Set forth on Schedule IV is a list identifying each Policy for which the Securities Intermediary has received written confirmation from the Insurance Consultant that the Insurance Consultant has confirmed that each Issuing Insurance Company has orally acknowledged to the Insurance Consultant that it has accepted third-party authorization forms that name the Insurance Consultant as an authorized party to request information from the related Issuing Insurance Company. Set forth on Schedule V is a list identifying each Policy for which the Securities Intermediary has received a purportedly completed Change Form and which has been executed by the Securities Intermediary in blank.

L-1-2

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By: Name: Title:

L-1-3

SCHEDULE I

L-1-4

SCHEDULE II

L-1-5

SCHEDULE III

L-1-6

SCHEDULE IV

L-1-7

SCHEDULE V

L-1-8

EXHIBIT L-2

FORM OF POLICY CERTIFICATION (FOR THE ADVANCE DATE FOR THE INITIAL ADVANCE)

[DATE] VIA EMAIL
White Eagle Asset Portfolio, LLC
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487
Attention: General Counsel
Facsimile: 561-995-4207
Telephone: 561-995-4206
Email: maltschuler@imperial.com

White Eagle Asset Portfolio, LLC
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487
Attention: Michael Vale
Facsimile: 866-726-7185
Telephone: 561-995-4264
Email: servicing@imperial.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Ladies and Gentlemen:

Reference is hereby made to the Securities Account Control and Custodian Agreement, dated as of April 29, 2013 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LLC, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities

L-2-1

Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Securities Intermediary is delivering this notice pursuant to Section 2.5 of the Agreement. Set forth on Schedule I is a list identifying each Policy which has been credited to the Policy Account. Set forth on Schedule II is a list identifying each Policy for which the Securities Intermediary has received an Acknowledgement. Set forth on Schedule III is a list identifying each Policy for which the Securities Intermediary has previously delivered a fully executed copy of the related collateral assignment, naming the Administrative Agent as collateral assignee, to the related Issuing Insurance Company. Set forth on Schedule IV is a list identifying each Policy for which the Securities Intermediary has received written confirmation from the Insurance Consultant that the Insurance Consultant has confirmed that each Issuing Insurance Company has orally acknowledged to the Insurance Consultant that it has accepted third-party authorization forms that name the Insurance Consultant as an authorized party to request information from the related Issuing Insurance Company.

L-2-2

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By: Name: Title:

L-2-3

SCHEDULE I

L-2-4

SCHEDULE II

L-2-5

SCHEDULE III

L-2-6

SCHEDULE IV

L-2-7

EXHIBIT L-3

FORM OF CHANGE FORM CERTIFICATION (FOR THE INITIAL ADVANCE)

[DATE] VIA EMAIL
White Eagle Asset Portfolio, LLC
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487
Attention: General Counsel
Facsimile: 561-995-4207
Telephone: 561-995-4206
Email: maltschuler@imperial.com

White Eagle Asset Portfolio, LLC
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487
Attention: Michael Vale
Facsimile: 866-726-7185
Telephone: 561-995-4264
Email: servicing@imperial.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Ladies and Gentlemen:

Reference is hereby made to the Securities Account Control and Custodian Agreement, dated as of April 29, 2013 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LLC, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as
L-3-1

the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Securities Intermediary is delivering this notice pursuant to Section 2.5 of the Agreement. Set forth on Schedule I is a list identifying each Policy for which the Securities Intermediary has received a purportedly completed Change Form and which has been executed by the Securities Intermediary in blank.

L-3-2

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By: Name: Title:

L-3-3

SCHEDULE I

L-3-4

EXHIBIT M

FORM OF CUSTODIAL PACKAGE INDEX

M-1

EXHIBIT M

FORM OF CUSTODIAL PACKAGE INDEX FOR TERTIARY FILE

Dated:    , 201

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN

Insured Name – Policy number

Issuing Insurance Company –

Name of Current Policy Owner - Wilmington Trust, N.A., as Securities Intermediary

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation/LLC.]
Was Policy issued as a result of a conversion of a prior existing Policy? - [Yes/No.] Is original Policy included, or has original been lost and a duplicate copy included?
[Original/Duplicate]

No.	Document
1.	Purchase and Sale Agreement or bill of sale or assignment that on its face refers to (i) a Master Purchase and Sale Agreement or (ii) an origination agreement
2.
Unless such Policy is set forth on Schedule XII to the Securities Account Control and Custodial Agreement,
(i) each of (a) Authorization for Disclosure of Protected Health Information and (b) Death Certificate
Authorization or (ii) Power of Attorney and Medical Records Release

3.	Unless such Policy is set forth on Schedule XIII to the Securities Account Control and Custodial Agreement, Life Settlement Contract or premium finance loan, financing or security agreement
4.	Unless such Policy is set forth on Schedule XIV to the Securities Account Control and Custodial Agreement, Insured’s ID (one of the following: driver’s license, passport, military ID, State ID card)
5.
Unless such Policy is set forth on Schedule XV to the Securities Account Control and Custodial Agreement,
if designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement

6.
Unless such Policy is set forth on Schedule XIX to the Securities Account Control and Custodial Agreement,
what appears to be an original Policy or, if designated by Borrower above that the original is lost, a duplicate copy of the Policy

7.	Unless such Policy is set forth on Schedule XVI to the Securities Account Control and Custodial Agreement, Insured’s application for life insurance policy included with the Policy

No.	Document
8.
Entitlement order that refers to the transfer of the Policy to the Current Policy Owner and , unless such Policy is set forth on Schedule XVII to the Securities Account Control and Custodial Agreement, Change Forms reflecting the transfer of the Policy to the Current Policy Owner

9.	Unless such Policy is set forth on Schedule XVIII to the Securities Account Control and Custodial Agreement, Contacts For the Insured
10.
If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing
Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company or a written summary of a recorded verification of coverage call purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired

11.
Policy Illustration, and unless such Policy is set forth on Schedule I or Schedule II, and Schedule III to the
Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary

12.	Unless such Policy is set forth on Schedule XX to the Securities Account Control and Custodial Agreement, Annual Policy Statement
13.
Social Security confirmation for Insured (any one of a SS card, Medicare, Driver’s License, Accurint, TLO,
LexisNexis or similar search or copy of purported tax return or other documentation from the Social Security
Administration showing the Social Security number)

14.
Unless such Policy is set forth on Schedule I or Schedule II, and Schedule V to the Securities Account
Control and Custodial Agreement, a Letter of Competency, Physician’s Statement for Insured, Physician’s Letter of Competency Regarding Insured or other document with similar title regarding insured’s competency or state of mind.

15.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule VI to the Securities Account Control and Custodial Agreement, Spousal Consent/Release

EXHIBIT M

FORM OF CUSTODIAL PACKAGE INDEX FOR LIFE SETTLEMENT FILE (ONLY IF SUCH FILE WAS ORIGINATED BY IMPERIAL LIFE SETTLEMENTS, LLC)

Dated:    , 201

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN
Insured Name – Policy number -

Issuing Insurance Company –

Name of Current Policy Owner - Wilmington Trust, N.A., as Securities Intermediary

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation/LLC.] [if Trust, was Trustee an individual - Yes/No]
Was Policy issued as a result of a conversion of a prior existing Policy? - [Yes/No.] Retained Death Benefit Transaction? [Yes/No.]
Is Original Policy included, or has original been lost and a duplicate copy included? [Original/Duplicate]

No.	Document
1.	Unless such Policy is set forth on Schedule XXI to the Securities Account Control and Custodial Agreement, Life/Viatical Settlement Application
2.	Power of Attorney for Medical Records Release and Death Certificate Authorization
3.
Life/Viatical Settlement Purchase and Sale Agreement (including Designation Side Letter for Retained Death
Benefit transactions, if designated by Borrower above that this is a Retained Death Benefit Transaction)

4.	Insured’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card)
5.
If designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement

6.	What appears to be an original Policy or, if designated by Borrower above that original is lost, a duplicate

No.	Document
copy of the Policy
7.	Beneficiary’s Consent to Change Beneficiary/Beneficiary Release of Policy
8.	Insured’s application for life insurance policy included with the Policy
9.	Change Forms and entitlement order that refer to the transfer of the Policy to the Current Policy Owner
10.
Change Forms that refer to the transfer of the Policy to Imperial Life Settlements, LLC, Bank of Utah, as
securities intermediary , Wilmington Trust, as securities intermediary or Wells Fargo, as securities intermediary.

11.	Designees of Insured
12.
If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing
Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired

13.
Policy Illustration, and unless such Policy is set forth on Schedule I or Schedule II, and Schedule III to the
Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary

14.	Annual Policy Statement
15.	W-9 for the Seller
16.
Social Security confirmation for Insured (any one of a SS card, Medicare card, Driver’s License, Accurint,
TLO, LexisNexis or similar search or copy of a purported tax return or other documentation from the Social
Security Administration showing the Social Security number)

17.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule X to the Securities Account Control and Custodial Agreement, Physician’s Statement
18.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule XI to the Securities Account Control and Custodial Agreement, Spousal Consent/Release

EXHIBIT M

FORM OF CUSTODIAL PACKAGE INDEX FOR PREMIUM FINANCE FILE (ONLY IF ORIGINALLY FINANCED BY IMPERIAL PREMIUM FINANCE, LLC)

Dated:    , 201

TOP PORTION TO BE COMPLETED BY OR ON BEHALF OF BORROWER PRIOR TO DELIVERY TO CUSTODIAN
Insured Name – Policy number-

Issuing Insurance Company –

Name of Current Policy Owner - Wilmington Trust, N.A., as Securities Intermediary

Seller Name – [Insured/Not Insured] If Seller was not Insured, Seller was: [Individual/Trust/Limited Partnership/Corporation/LLC.] [if Trust, was Trustee an individual - Yes/No]
Was Policy issued as a result of a conversion of a prior existing Policy? - [Yes/No.] Is Original Policy included, or has original been lost and a duplicate copy included?
[Original/Duplicate]

No.	Document
1.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule XXII to the Securities Account Control and Custodial Agreement, Application and Loan Agreement
2.	Authorization for Disclosure of Protected Health Information
3.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule VIII to the Securities Account Control and Custodial Agreement, Death Certificate Authorization
4.
Unless such Policy is set forth on Schedule I or Schedule II, and Schedule XIV to the Securities Account
Control and Custodial Agreement, Insured’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card)

5.
If designated by Borrower above that seller was not the Insured and that seller was an individual, copy of seller’s ID (one of the following: driver’s license, passport, military ID, State ID card) , or if designated by Borrower above that seller was a trust, and the trustee was an individual, copy of trustee’s ID (one of the following: driver’s license, Social Security card, passport, military ID, State ID card), and if designated by Borrower above that seller was (1) a trust, a Trust Agreement, (2) a limited partnership, a limited partnership agreement, (3) a corporation, bylaws, or (4) an LLC, a limited liability company agreement or operating agreement

6.	What appears to be an original Policy or, if designated by Borrower above that original is lost, a duplicate copy of the Policy

No.	Document
7.	If Policy is set forth on Schedule IV to the Securities Account Control and Custodial Agreement, Beneficiary Pledge Agreement or Security Agreement
8.	Insured’s application for life insurance policy included with the Policy
9.	Change Forms and entitlement order relating to the transfer of the Policy to the Current Policy Owner
10.
Change Forms that refer to a transfer of the Policy to one of: (i) Imperial PFC Financing, LLC, (ii) Imperial
PFC Financing II, LLC, (iii) Imperial Life Financing, LLC, (iv) Imperial Life Financing II, LLC, (v) PSC Financial, LLC, (vi) OLIPP I, LLC, (vii) CTL Holdings, LLC, (viii) US Bank National Association, as Securities Intermediary, (ix) Bank of Utah, as Securities Intermediary, (x) Wilmington Trust, National Association, as Securities Intermediary or (xi) Wells Fargo Bank, National Association, as Securities Intermediary.

11.
If the Borrower has designated above that Policy was issued as a result of a conversion of a prior existing
Policy, a statement in the form of a confirming document or rider from the Issuing Insurance Company purporting to reflect such conversion and purporting to confirm that the contestability and suicide periods for such Policy have expired

12.
Policy Illustration, and unless such Policy is set forth on Schedule I or Schedule II, and Schedule III to the
Securities Account Control and Custodial Agreement, such Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the date of receipt by the Securities Intermediary

13.	Annual Policy Statement
14.	Unless such Policy is set forth on Schedule I or Schedule II, and Schedule IX to the Securities Account Control and Custodial Agreement, W-9 for the Seller
15.
Social Security confirmation for Insured (any one of a SS card, Medicare card, Driver’s License, Accurint,
TLO, LexisNexis or similar search or copy of purported tax return or other documentation from the Social
Security Administration showing the Social Security number)

EXHIBIT N

FORM OF CUSTODIAL PACKAGE RECEIPT

[DATE]

VIA EMAIL

White Eagle Asset Portfolio, LP
c/o AMS Limited
The Continental Building
25 Church Street
PO Box Hm265
Hamilton HMAX Bermuda
Email: whiteeagle@lamington.ie

With a copy to: COreilly@emergentcapital.com

CLMG Corp.
7195 Dallas Parkway
Plano, TX 75024
Attention: James Erwin
Facsimile: 469-467-3433
Telephone: 469-467-5414
Email: jerwin@clmgcorp.com

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Securities Account Control and Custodian Agreement, dated as of January 31, 2017 (the “Agreement”), by and among CLMG Corp., as administrative agent (in such capacity, the “Administrative Agent”), White Eagle Asset Portfolio, LP, as the borrower (the “Borrower”), Wilmington Trust, National Association, a national banking association, as the securities intermediary (together with its successors, the “Securities Intermediary”) and Wilmington Trust, National Association, a national banking association, as the custodian (together with its successors, the “Custodian”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement.

The Custodian is delivering this notice pursuant to Section 7(b)(ii) of the Agreement. Set forth on Schedule I is a list identifying each Policy for which the Custodian has accepted delivery of the related purported Custodial Package.

It is expressly understood and agreed by the recipients hereof that this notice is subject to the terms of the Agreement and the rights, protections and limitations on liability conferred on the Custodian therein.

N-1

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:
Name:
Title:

N-2

SCHEDULE I

INITIAL ADVANCE POLICIES

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insured Last Name	Insured First Name	Policy #	Insurance Company	Death Benefit
[*]	[*]	[*]	[*]	$2,700,000.00
[*]	[*]	[*]	[*]	$5,900,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,401,393.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$775,000.00
[*]	[*]	[*]	[*]	$7,583,333.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,900,000.00
[*]	[*]	[*]	[*]	$4,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$7,500,000.00
[*]	[*]	[*]	[*]	$1,800,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,100,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$1,100,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$4,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$1,758,713.00
[*]	[*]	[*]	[*]	$4,200,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,200,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$2,173,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$1,300,220.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$1,200,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$15,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,128,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,900,000.00
[*]	[*]	[*]	[*]	$7,784,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$830,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,200,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$1,600,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$8,412,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$4,731,402.00
[*]	[*]	[*]	[*]	$7,038,880.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$4,875,000.00
[*]	[*]	[*]	[*]	$4,875,000.00
[*]	[*]	[*]	[*]	$2,250,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$4,500,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,040,000.00
[*]	[*]	[*]	[*]	$9,500,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$3,600,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$7,500,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$9,700,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$1,400,000.00
[*]	[*]	[*]	[*]	$4,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,250,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$1,800,000.00
[*]	[*]	[*]	[*]	$14,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,300,000.00
[*]	[*]	[*]	[*]	$1,955,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$835,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,250,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,200,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,100,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$9,800,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$2,250,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,200,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$1,172,500.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$777,350.00
[*]	[*]	[*]	[*]	$1,200,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,882,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,750,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$3,700,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$2,300,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$947,100.00
[*]	[*]	[*]	[*]	$3,750,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,800,000.00
[*]	[*]	[*]	[*]	$2,025,000.00
[*]	[*]	[*]	[*]	$6,500,000.00
[*]	[*]	[*]	[*]	$6,500,000.00
[*]	[*]	[*]	[*]	$6,500,000.00
[*]	[*]	[*]	[*]	$9,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,750,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$1,379,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,480,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$20,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$15,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$3,500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$1,800,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$5,600,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,500,000.00
[*]	[*]	[*]	[*]	$6,500,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$826,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$3,125,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$3,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$7,850,000.00
[*]	[*]	[*]	[*]	$500,000.00
[*]	[*]	[*]	[*]	$500,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,342,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,405,000.00
[*]	[*]	[*]	[*]	$6,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$4,850,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,200,000.00
[*]	[*]	[*]	[*]	$3,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$1,000,000.00
[*]	[*]	[*]	[*]	$7,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$2,345,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$10,000,000.00
[*]	[*]	[*]	[*]	$8,000,000.00
[*]	[*]	[*]	[*]	$4,000,000.00
[*]	[*]	[*]	[*]	$5,000,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$2,500,000.00
[*]	[*]	[*]	[*]	$2,500,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Schedule II
Additional Advance Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$11,400,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,770,000
[*]	[*]	[*]	$1,700,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$7,583,333
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$1,800,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$8,500,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$4,800,000
[*]	[*]	[*]	$4,300,000
[*]	[*]	[*]	$9,000,000
[*]	[*]	[*]	$1,700,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$2,100,000
[*]	[*]	[*]	$945,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$959,700
[*]	[*]	[*]	$1,257,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$13,950,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,589,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$3,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$5,997,090
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$735,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$900,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$220,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$17,700,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$10,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$690,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$2,100,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,300,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,125,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,548,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$1,800,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$3,399,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$1,034,000
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$10,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$1,180,000
[*]	[*]	[*]	$295,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,300,000
[*]	[*]	[*]	$1,150,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,250,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$4,505,000
[*]	[*]	[*]	$630,700
[*]	[*]	[*]	$630,000
[*]	[*]	[*]	$7,000,000
[*]	[*]	[*]	$7,140,000
[*]	[*]	[*]	$3,450,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$1,850,000
[*]	[*]	[*]	$1,200,000
[*]	[*]	[*]	$1,100,000
[*]	[*]	[*]	$3,500,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$2,600,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$1,255,000
[*]	[*]	[*]	$5,800,000
[*]	[*]	[*]	$1,600,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,140,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$863,000
[*]	[*]	[*]	$892,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$8,990,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$7,339,026
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$850,000
[*]	[*]	[*]	$2,500,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$840,000
[*]	[*]	[*]	$500,000
[*]	[*]	[*]	$10,950,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$6,650,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,585,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$2,538,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,250,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$1,600,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,180,826
[*]	[*]	[*]	$1,478,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$2,400,000
[*]	[*]	[*]	$675,000
[*]	[*]	[*]	$15,000,000
[*]	[*]	[*]	$2,855,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,100,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,345,000
[*]	[*]	[*]	$1,030,179

SCHEDULE III

POLICY ILLUSTRATIONS OLDER THAN 365 DAYS

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule III

Policy Illustrations Older than 365 Days

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$2,100,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$8,990,000
[*]	[*]	[*]	$1,478,000

SCHEDULE IV

BENEFICIARY PLEDGE OR SECURITY AGREEMENT POLICIES

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule IV (Beneficiary Pledge Agreement or Security Agreement)

Last Name	First name	Policy #	Beneficiary Pledge Agreement or Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement/Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	N/A
[*]	[*]	[*]	Beneficiary Pledge
[*]	[*]	[*]	Security Agreement
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A
[*]	[*]	[*]	N/A

SCHEDULE V

LETTER OF COMPETENCY EXCEPTION POLICIES

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insured	Insurance Carrier	Policy Number	Letter of Competency - Insured
[*]	[*]	[*]	No
[*]	[*]	[*]	No
[*]	[*]	[*]	No
[*]	[*]	[*]	No
[*]	[*]	[*]	No

SCHEDULE VI

SPOUSAL CONSENT POLICIES (TERTIARY FILES)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule VI

Spousal Consent Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$9,000,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$13,950,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,997,090
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$690,000
[*]	[*]	[*]	$2,300,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,125,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,250,000
[*]	[*]	[*]	$7,000,000
[*]	[*]	[*]	$1,200,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$7,339,026
[*]	[*]	[*]	$850,000
[*]	[*]	[*]	$10,950,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,180,826
[*]	[*]	[*]	$2,400,000
[*]	[*]	[*]	$675,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,030,179

SCHEDULE VII

RESERVED

SCHEDULE VIII

DEATH CERTIFICATE AUTHORIZATION EXCEPTION POLICIES

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule VIII

Death Certificate Authorization Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,700,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,997,090
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,125,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,180,826

SCHEDULE IX

SELLER W-9 EXCEPTION POLICY

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

W-9 Exception - Premium Finance File - SACCA Exhibit M

Last Name	First Name	Policy #
[*]	[*]	[*]

Schedule X

Physician’s Statement Exception Policies

(N/A)

SCHEDULE XI

SPOUSAL CONSENT/RELEASE EXCEPTION POLICIES (LIFE SETTLEMENT FILES)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XI

Spousal Consent/Release Exception Policies (ILS)

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$690,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$1,180,000
[*]	[*]	[*]	$295,000
[*]	[*]	[*]	$500,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XII

HIPAA and DCA or POA w/ MRR

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$5,997,090
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,125,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,180,826

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XIII

Life Settlement Contract or Premium Finance Loan Agreement Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XIV

Insured’s ID Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,700,000
[*]	[*]	[*]	$900,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XV

Seller’s ID

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,250,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XVI

Insured’s Application Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$220,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XVII

Change Form Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,300,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,250,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$6,650,000
[*]	[*]	[*]	$5,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XVIII

Contacts for the Insured Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$6,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XIX

Original Policy or Duplicate Exception Policies

[*]	[*]	[*]	$500,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XX

Annual Policy Statement Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$11,400,000
[*]	[*]	[*]	$735,000
[*]	[*]	[*]	$17,700,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$15,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XXI

Life Settlement Application Exception Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$295,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XXII

Application and Loan Agreement Exception Policies (Imperial Premium Finance)

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$1,700,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule XXIII Red Falcon Policies

Name	Policy Number	Carrier	Net Death Benefit
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$11,400,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,770,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$4,800,000
[*]	[*]	[*]	$4,300,000
[*]	[*]	[*]	$9,000,000
[*]	[*]	[*]	$1,700,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$10,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$2,100,000
[*]	[*]	[*]	$945,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$959,700
[*]	[*]	[*]	$1,257,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$13,950,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,589,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,997,090
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,039,615
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$735,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$220,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$750,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$17,700,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$2,100,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,300,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,125,000
[*]	[*]	[*]	$5,548,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$1,800,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$3,399,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$1,034,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$590,000
[*]	[*]	[*]	$1,180,000
[*]	[*]	[*]	$295,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,300,000
[*]	[*]	[*]	$1,150,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$1,250,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$4,505,000
[*]	[*]	[*]	$630,700
[*]	[*]	[*]	$630,000
[*]	[*]	[*]	$7,000,000
[*]	[*]	[*]	$7,140,000
[*]	[*]	[*]	$3,450,000
[*]	[*]	[*]	$2,000,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$1,850,000
[*]	[*]	[*]	$1,200,000
[*]	[*]	[*]	$1,100,000
[*]	[*]	[*]	$2,500,000
[*]	[*]	[*]	$1,255,000
[*]	[*]	[*]	$5,800,000
[*]	[*]	[*]	$1,600,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,140,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$863,000
[*]	[*]	[*]	$892,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$6,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$8,990,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$7,339,026
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$850,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$840,000
[*]	[*]	[*]	$500,000
[*]	[*]	[*]	$10,950,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$6,650,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$1,585,000
[*]	[*]	[*]	$4,000,000
[*]	[*]	[*]	$8,000,000
[*]	[*]	[*]	$2,538,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$2,250,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$10,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$1,600,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,000,000
[*]	[*]	[*]	$5,000,000
[*]	[*]	[*]	$3,180,826
[*]	[*]	[*]	$1,478,000
[*]	[*]	[*]	$1,500,000
[*]	[*]	[*]	$2,400,000

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]	[*]	[*]	$675,000
[*]	[*]	[*]	$15,000,000
[*]	[*]	[*]	$2,855,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$3,100,000
[*]	[*]	[*]	$1,000,000
[*]	[*]	[*]	$2,345,000
[*]	[*]	[*]	$1,030,179